EXHIBIT 10.2

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

SUPPLY AGREEMENT

(MB Global Contract No. [***])

This Supply Agreement (this “Agreement”) is made as of March 23, 2018, by and between Miltenyi Biotec GmbH, having an address at Friedrich-Ebert-Str. 68, 51429 Bergisch Gladbach, Germany (hereinafter referred to as “Miltenyi”), and Autolus Ltd, having an address at Forest House, 58 Wood Lane, London, W12 7RZ, UK (hereinafter referred to as “Autolus”). Miltenyi and Autolus are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, Miltenyi is a biotechnology company having technology and expertise relating to, inter alia, monoclonal antibodies, cell separation, and cell and gene therapy, and Miltenyi has developed and owns and controls various platform technologies for use in research and clinical applications and pharmaceutical development and manufacturing, including (i) systems, devices, reagents, disposables and related procedures and protocols for cell processing (including cell enrichment, purification, activation, modification and expansion) and cell analysis, (ii) bioassay reagents, assays, probes and related materials, and (iii) clinical cell or sample processing systems;

WHEREAS, Autolus is a clinical stage biopharmaceutical company focused on discovering, developing, and commercializing novel cellular immunotherapies for various forms of cancer, including both hematological and solid tumors;

WHEREAS, Autolus desires to use certain Miltenyi Products (as defined below) solely for the Permitted Use (as defined below) in connection with the development and manufacture of Autolus Products (as defined below) by Autolus and/or its Affiliates, Subcontractors or Licensees (each as defined below) for use in preclinical and clinical development programs and, if approved, for commercial use; and

WHEREAS, Miltenyi desires to sell to Autolus, and Autolus desires to purchase from Miltenyi, the Miltenyi Products in accordance with the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, the Parties agree as follows:

ARTICLE 1 DEFINITIONS AND INTERPRETATION

1.1 Definitions. For the purposes of this Agreement, unless the context requires otherwise, the following terms shall have the meanings set forth below:

“Affiliate” means, with respect to a Party, any corporation, association, or other entity which, directly or indirectly, controls the Party or is controlled by the Party or is under common control with such Party, where “control“ means the possession, directly or indirectly, of the power to direct or cause the direction of the affairs or management of a corporation, association, or other entity through the ownership of voting securities or otherwise, including having the power to elect a majority of the board of directors or other governing body of such corporation, association, or other entity.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.2

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

“Agreed Standards” means all standards, specifications, guidelines and regulations as to quality, safety and performance as are consistently applied by Miltenyi from time to time with respect to the manufacture and quality control of the relevant Miltenyi Product in accordance with Miltenyi’s established quality system, standard operating procedures, and quality control procedures, and includes (i) any standard(s) as may be specifically determined to be applicable to the manufacture and quality control of the relevant Miltenyi Product (if any) (for example, with regard to the manufacturing of cell processing reagents or processing aids) by agreement between Miltenyi and any relevant Regulatory Authority/ies and as set forth in Miltenyi’s relevant Master Files and/or the Quality Agreement and (ii) any standard(s) as may be expressly agreed between the Parties with respect to a relevant Miltenyi Product from time to time in writing in this Agreement or in an amendment to this Agreement.

“Agreement” means this Supply Agreement, including the Exhibits and schedules attached hereto and incorporated herein, as amended from time to time during the Term hereof by express written agreement between the Parties.

“Applicable Laws” means all supranational, national, state and local laws, rules and regulations governing the activities of a Party described in this Agreement within the Territory that are applicable to the manufacture, use, storage, import, export and handling of the Miltenyi Products, including any applicable rules, regulations, guidelines, and other requirements of any Regulatory Authority that may be in effect in the Territory from time to time.

“Autolus Product” means medicinal product(s) that are manufactured using one or more Miltenyi Products and that are researched, developed and/or commercialized by or on behalf of Autolus in the Field, as such products are identified in Exhibit A to this Agreement, including related development candidate(s) and investigational medicinal products used under the sponsorship of Autolus or pursuant to investigator-initiated clinical trials, as Exhibit A may be amended from time to time by written notification of Autolus to Miltenyi to add or remove product(s) in the Field.

“Business Day” means any day on which banking institutions in both London, UK, and Bergisch Gladbach, Germany, are open for business.

“[***]” means [***].

“Calendar Year” means each successive period of twelve (12) months (each, a “Calendar Month”) commencing on January 1 and ending on December 31, except that the first Calendar Year shall be that period from and including the Effective Date through December 31 of that same year, and the last Calendar Year shall be that period from and including the last January 1 of the Term through the earlier of the date of expiration or termination of this Agreement.

“Change of Control” means, with respect to a Party, (a) a merger, reorganization, combination or consolidation of such Party with a Third Party that results in holders of beneficial ownership (other than by virtue of obtaining irrevocable proxies) of the voting securities or other voting interests of such Party (or, if applicable, the ultimate parent of such Party) immediately prior to such merger, reorganization, combination or consolidation ceasing to hold beneficial ownership of at least fifty percent (50%) of the combined voting power of the surviving entity or the parent of the surviving entity immediately after such merger,

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.2

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

reorganization, combination or consolidation, (b) a transaction or series of related transactions in which a Third Party, together with its Affiliates, becomes the beneficial owner (other than by virtue of obtaining irrevocable proxies) of fifty percent (50%) or more of the combined voting power of the outstanding securities or other voting interest of such Party, or (c) the sale, lease, exchange, contribution or other transfer (in one transaction or a series of related transactions) to a Third Party of all or substantially all of such Party’s assets to which this Agreement relates, other than a sale or disposition of such assets to an Affiliate of such Party.

“Clinical Grade Product” means any Miltenyi Product designated as “Clinical Grade” in the attached Exhibit C, Column “Quality Status”.

“Commercial Phase” means, on an Autolus Product-by-Autolus Product basis, the period of time during the Term of this Agreement following the approval by the FDA or other applicable Regulatory Authorities in the Territory of a Autolus Product, during which period of time Autolus desires Miltenyi to supply Autolus, its Affiliates, Subcontractors and/or Licensees with Miltenyi Product(s).

“Commercial Phase Notification” means a written notification from Autolus to Miltenyi that Autolus wishes to enter the Commercial Phase with respect to a particular Autolus Product.

“Commercially Reasonable Efforts” means, with respect to the efforts and resources required to fulfill any obligation hereunder, the use of such efforts and resources, in good faith, in the performance of tasks or obligations pursuant to this Agreement consistent with the customary legal, medical, scientific judgment and business practices of large or medium size companies in the pharmaceutical industry or the biotech industry.

“Communication” shall have the meaning set forth in Section 4.5.

“Confidential Information” shall have the meaning set forth in Section 14.

“Contract Year” means each successive period of twelve (12)-months during the Term ending on each anniversary of the Effective Date of this Agreement.

“Delivery” and “Deliver” shall have the meaning set forth in Section 6.1(a).

“Discounts” shall have the meaning set forth in Section 8.3.

“Effective Date” means the date first written above.

“Ex Vivo Cell Processing” means the selection, modification, alteration, activation and/or expansion of cells outside the human body.

“Facility” means (i) any production site owned or leased by Miltenyi or its Affiliate or by a Subcontractor of Miltenyi that is used for the manufacture of the Miltenyi Products, and (ii) any warehouse or distribution facility of Miltenyi or its Affiliate or a Subcontractor of Miltenyi in the Territory that holds or ships Miltenyi Products, as the case may be.

“Field” means [***].

“Firm Zone” shall have the meaning provided in Section 5.1(a).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.2

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

“Forecast” shall have the meaning provided in Article 5 of this Agreement.

“Future Country” shall have the meaning set forth in Section 4.9 of this Agreement.

“Global Contract Number” means the reference number shown on the first page of this Agreement.

“Initial Term” means the period set forth in Section 15.1.

“Intellectual Property Rights” means any and all past, present, and future rights which exist, or which may exist or be created in the future, under the laws of any jurisdiction in the world with respect to all: (i) rights associated with works of authorship, including exclusive exploitation rights, copyrights, moral rights, and mask works; (ii) trademarks and trade name rights and similar rights; (iii) trade secret rights; (iv) patents, patent applications, and industrial property rights; (v) other proprietary rights in intellectual property of every kind and nature; and (vi) rights in or relating to registrations, renewals, re-examinations, extensions, combinations, continuations, divisions, and reissues of, and applications for, any of the rights referred to in sub-clauses (i) through (v) above.

“Knowledge” or “Awareness” of Party means, whenever a representation or warranty is made to a Party’s knowledge or awareness or to the best of a Party’s knowledge, or with a similar qualification, the actual knowledge, after reasonable investigation, of the responsible officers.

“Lead Time” means the minimum amount of time, as specified for each Miltenyi Product in Exhibit C hereto, between the date an applicable Purchase Order (as defined below) for Miltenyi Product is received by Miltenyi and the requested date of Delivery.

“Licensee” means any Autolus Affiliate or Third Party that has rights (by way of license or otherwise) to make, have made, use, sell, offer for sale, import, export, or otherwise commercialize any Autolus Product.

“[***]” means [***].

“Master File” means any Type II Master File, Medical Device Master File, or regulatory support file or other equivalent document, filed by or on behalf of Miltenyi, as of the Effective Date or during the Term, with the FDA, EMA and/or any other applicable Regulatory Authority that accepts such Master Files for any Miltenyi Products and/or any component thereof and/or any products used in connection therewith, as applicable, and in each case any amendment thereto.

“Miltenyi Products” means the products sold and supplied by Miltenyi hereunder, as described in Exhibit C attached hereto, as such Exhibit C may be amended from time to time to add or remove products upon the mutual written agreement of the Parties, and “Miltenyi Product” means any one of them. As used herein, Miltenyi Products include “Clinical Grade Products” and “Research Grade Products”.

“Miltenyi Product Warranty” shall have the meaning provided in Section 11.1.

“Miltenyi Technology” means all Technology and Intellectual Property Rights currently in the possession of or controlled by Miltenyi, or conceived, developed or reduced to practice before or after the Effective Date by Miltenyi, relating to the research and development, manufacturing, registration for marketing, handling, use, or sale of a Miltenyi Product (e.g., instruments, columns, antibodies, antibody reagents, tubing sets, and buffers). The term “Miltenyi Technology” includes the CliniMACS® System, CliniMACS® Prodigy System, the MACS® Technology, and any other proprietary materials and methods useful for the selection, activation, purification, cultivation, or other kinds of processing, of cells or biological materials, or products utilizing any of the foregoing.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.2

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

“Permitted Use” shall have the meaning provided in Section 2.2 hereof.

“Product Specifications” means the particulars as to composition, quality, safety, integrity, purity and other characteristics of a Miltenyi Product as published by Miltenyi as of the Effective Date, or as may be amended from time to time in accordance with the provisions of Section 3.2.

“Purchase Order” shall have the meaning set forth in Section 5.7.

“Purchase Price” shall have the meaning set forth in Section 8.3.

“Quality Agreement” means one or more written agreements between the Parties, incorporating all relevant quality assurance and quality control obligations and aspects for the Parties with respect to the supply of Miltenyi Products to Autolus by Miltenyi under this Agreement.

“Regulatory Authority” means any federal, national, multinational, state, provincial or local regulatory agency, department, bureau or other governmental entity having the primary responsibility, jurisdiction, and authority to approve the manufacture, use, importation, packaging, labelling, for the approval of devices or products used in the manufacture of pharmaceutical products, including the United States Food and Drug Administration (“FDA”) and the European Medicines Agency (“EMA”), and any equivalent or successor agency thereto.

“Regulatory Work” shall have the meaning set forth in Section 4.1.

“Rejected Products” shall have the meaning set forth in Section 7.2.

“Renewal Term” shall have the meaning set forth in Section 15.1.

“Required Change” shall have the meaning set forth in Section 3.2(c).

“Research Grade Product” means any Miltenyi Product designated as “Research Grade” in the attached Exhibit C, Column “Quality Status”.

“Subcontractor” means a Third Party to which, as applicable: (i) Miltenyi subcontracts the manufacture and/or supply of Miltenyi Products on behalf of Miltenyi and under Miltenyi’s authority and responsibility in accordance with Section 2.5; or (ii) Autolus subcontracts the manufacture and/or supply of Autolus Products on behalf of Autolus and under Autolus’ authority and responsibility in accordance with Section 2.8.

“Technology” means all inventions, discoveries, improvements and proprietary methods and materials of a Party, whether or not patentable, including samples of, methods of production or use of, and structural and functional information pertaining to, chemical compounds, proteins, cells or other biological substances; other data; formulations; specifications; protocols; techniques; processes and procedures; and know-how; including any negative results; and other information of value to such Party that it maintains in secrecy, and in existence on or after the Effective Date.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.2

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

“Term” means the Initial Term and any Renewal Term thereof.

“Territory” means worldwide.

“Third Party” means any corporation, association, or other entity that is not a Party or an Affiliate of a Party.

1.2 Certain Rules for Interpretation.

(a) The descriptive headings of Articles and Sections of the Agreement are inserted solely for convenience and ease of reference and shall not constitute any part of this Agreement, or have any effect on its interpretation or construction.

(b) All references in this Agreement to the singular shall include the plural where applicable, and vice versa, as the context may require.

(c) As used in this Agreement, (i) the word “including” is not intended to be exclusive and means “including without limitation”; (ii) neutral pronouns and any derivations thereof shall be deemed to include the feminine and masculine,; (iii) the words “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole, including all exhibits and appendices, as the same may be amended from time to time, and not to any subdivision of this Agreement; (iv) the word “days” means “calendar days,” unless otherwise stated; and (v) the word “Section” refers to sections and subsections in this Agreement.

(d) Whenever any payment to be made or action to be taken under the Agreement is required to be made or taken on a day other than a Day, such payment shall be made or action shall be taken on the next Day following such day.

1.3 Scope of Agreement. Nothing in this Agreement shall be construed as creating any relationship between Miltenyi and Autolus other than that of seller and buyer, or licensor and licensee, respectively. This Agreement is not intended to be, nor shall it be construed as, a joint venture, association, partnership, franchise, or other form of business organization or agency relationship. Neither Party shall have any right, power, or authority to assume, create, or incur any expense, liability, or obligation, express or implied, on behalf of the other Party, except as expressly provided herein.

ARTICLE 2 SUPPLY OF PRODUCT

2.1 Supply of Product. During the Term of this Agreement, and subject to the terms and conditions hereof, Miltenyi (or, where necessary to achieve continuity of Miltenyi Product supply, an Affiliate of Miltenyi or Third Party designated by Miltenyi) shall non-exclusively supply and sell to Autolus, and Autolus shall purchase from Miltenyi, Autolus’ requirements for the Miltenyi Products listed on Exhibit C solely for the Permitted Use (as defined below). Each Purchase Order placed under this Agreement shall be exclusively governed by the terms and conditions of this Agreement and the Quality Agreement, as amended from time to time, unless specifically otherwise agreed between the Parties in writing. Any terms and conditions of any Purchase Order, invoice or acknowledgement given or received which are additional to or inconsistent with this Agreement or the Quality Agreement shall have no effect and such terms and conditions are hereby excluded and rejected.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.2

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

2.2 Permitted Use; Restrictions on Use.

(a) The purchase of the Miltenyi Products hereunder conveys to Autolus the non-exclusive, non-transferable (except as expressly provided herein) right to use, and to permit its Affiliates, Subcontractors, and Licensees to use the purchased Miltenyi Products solely for Ex Vivo Cell Processing in the manufacture of Autolus Products for use in the Field in the Territory (including for pre-clinical, clinical, and regulatory and reimbursement purposes), in accordance with applicable Regulatory Authority requirements and approvals (including (to the extent applicable) any relevant clinical trial protocol, IND, and/or IRB approval pertaining to such Autolus Products) in the Field and Territory, in each case consistent with the terms and conditions of this Agreement (each, a “Permitted Use”).

(b) Autolus shall not use, and shall cause its Affiliates, Subcontractors, and Licensees not to use the Miltenyi Products and/or any component thereof for any purpose or in any manner whatsoever other than a Permitted Use expressly set forth in Section 2.2(a) above. Without limitation to the generality of the foregoing, any and all Miltenyi Products supplied hereunder (or any components thereof) shall not be used directly (i) for [***]; or (ii) as an [***] (other than [***]).

(c) Except as expressly provided in this Agreement, no other right, express or implied, is conveyed by the sale or purchase of the Miltenyi Products (including the right to make or have made Miltenyi Products).

(d) Autolus may offer and permit its Affiliates, Licensees and Subcontractors (if any) to use the Miltenyi Products supplied hereunder only if and so long as such use is in compliance with the terms and conditions of this Agreement. Autolus shall instruct and oblige its Affiliates, Licensees and Subcontractors accordingly.

(e) Autolus acknowledges that the Miltenyi Products should be used with the same caution applied to any potentially hazardous compound.

(f) Without limitation to the generality of clauses (a) through (e) above, Autolus further shall not, and shall cause its Affiliates, Licensees and Subcontractors not to, without express prior written consent from Miltenyi:

(1) Reverse engineer, disassemble or otherwise analyze, or cause or permit any Third Party to reverse engineer, disassemble or otherwise analyze, any Miltenyi Product supplied hereunder, in whole or in part; provided, however, that the foregoing shall not limit the right or ability of Autolus or its Affiliates, Licensees or Subcontractors to identify defects, troubleshoot problems, evaluate, test, use or conduct any study utilizing any Miltenyi Product(s) as reasonably necessary to achieve the purposes of this Agreement;

(2) Transfer any Miltenyi Product supplied hereunder to any Third Party, except to Autolus Affiliates, Subcontractors, or Licensees solely for the Permitted Use or for training or validation purposes in connection with Autolus’ development and commercialization of Autolus Product;

(3) Resell or transfer Miltenyi Product supplied hereunder to any Third Party other than Autolus Subcontractors and Licensees for the Permitted Use, without prior express written permission from Miltenyi, provided that Autolus may resell any equipment no longer required by Autolus to any Third Party without Miltenyi’s prior permission; or

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.2

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

(4) Use or transfer any Miltenyi Product sold to Autolus hereunder [***]; provided that Miltenyi Products that are used for [***], subject to applicable export control regulations and the terms and conditions of this Agreement.

2.3 Reserved Rights. Notwithstanding anything to the contrary in any agreement executed between the Parties on or after the Effective Date of this Agreement, nothing herein is intended nor shall be construed as creating any exclusive arrangement between Miltenyi and Autolus with respect to the supply, purchase and/or use of the Miltenyi Products. Miltenyi reserves the right, at its sole discretion and without any restriction or limitation whatsoever, to manufacture, have manufactured, use, have used, sell, have sold, offer for sale, export, import or otherwise commercialize or dispose of Miltenyi Products in any manner and for any purpose whatsoever.

2.4 Capacity. Miltenyi shall maintain adequate manufacturing capacity to be capable of manufacturing and supplying Miltenyi Product to Autolus in accordance with the binding Forecasts provided by Autolus and the provisions of this Agreement.

2.5 Use of Affiliates and Subcontractors. Miltenyi shall have the right in connection with its obligations hereunder to contract with its Affiliates or one or more Subcontractors (including Third Party contract manufacturing organizations) for the manufacture and supply of one or more Miltenyi Products (or any component thereof) to Autolus; provided that: (a) none of the rights of Autolus hereunder are materially adversely affected as a result of such subcontracting; (b) any such Affiliate or Subcontractor to whom Miltenyi discloses Confidential Information of Autolus shall enter into an appropriate written agreement obligating such Third Party to be bound by obligations of confidentiality and restrictions on use of such Confidential Information that are no less restrictive than the obligations in this Agreement; and (c) Miltenyi shall at all times be responsible for the proper performance of such Affiliate or Subcontractor, including compliance with the terms of this Agreement and the Quality Agreement (as applicable), and in no event shall any such delegation or subcontract release Miltenyi from any of its obligations under this Agreement. Miltenyi’s Subcontractors and Affiliates for the manufacture and/or supply of Miltenyi Products will be listed in the Quality Agreement.

2.6 Compliance.

(a) Miltenyi shall have sole responsibility for ensuring, and shall ensure, that Miltenyi’s and its Affiliates’ and Subcontractors’ activities and performance in connection with the manufacture of Miltenyi Products and the supply of such Miltenyi Products to Autolus under this Agreement are at all times in compliance with Applicable Laws. Without limiting the generality of the foregoing, it shall be the sole responsibility of Miltenyi to obtain and maintain, and Miltenyi shall obtain and maintain, all licenses, permits, authorizations, or registrations required by Applicable Laws in order for Miltenyi, its Affiliates, and/or Subcontractors (as the case may be) to manufacture and make Delivery of Miltenyi Products, except as otherwise provided in this Agreement [***].

(b) Autolus shall have sole responsibility for ensuring, and shall ensure, that the use of the Miltenyi Products for their respective Permitted Use by Autolus, its Affiliates, Subcontractors and Licensees (as the case may be) is at all times in compliance with Applicable Laws. Without limiting the generality of the foregoing, it shall be the sole responsibility of Autolus to obtain and maintain, and Autolus shall obtain and maintain, all licenses, permits, authorizations, registrations, additional validations or additional testing required by Applicable Laws in order for Autolus, its Affiliates, Subcontractors and Licensees to use the Miltenyi Products for the Permitted Use [***]. Miltenyi shall comply with all reasonable requests for assistance by Autolus in connection with Autolus’ efforts to obtain such licenses, permits, authorizations, registrations, additional validations or additional testing, to the extent applicable to the Miltenyi Products [***]; provided that the Parties shall agree on the scope of such assistance to be provided by Miltenyi [***].

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.2

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

(c) In the event that Autolus receives notice from a Regulatory Authority raising any issues concerning the safety or quality of any Miltenyi Product, Autolus shall promptly notify Miltenyi of the same in writing. Upon receipt of such notification, Miltenyi shall make diligent and Commercially Reasonable Efforts to cure such safety or quality issue(s) as they relate to the Miltenyi Products as promptly as possible, and unless such issues specifically relate to Autolus’ Permitted Use of the relevant Miltenyi Product(s) in connection with the manufacture or use of a Autolus Product, such efforts shall be at Miltenyi’s sole expense.

(d) As of the Effective Date and to and through the expiration or termination of this Agreement, each Party represents, warrants and covenants to the other Party that: (1) such Party, and, to its actual knowledge, its owners, directors, officers, employees, and any agent, representative, Subcontractor or other Third Party acting for or on such its behalf, shall not, directly or indirectly, offer, pay, promise to pay, or authorize such offer, promise or payment, of anything of value, to any person for the purposes of obtaining or retaining business through any improper advantage in connection with this Agreement, or that would otherwise violate any Applicable Laws, rules and regulations concerning or relating to public or commercial bribery or corruption; and (2) its financial books, accounts, records and invoices related to this Agreement or related to any work conducted for or on behalf of the other Party are and shall be complete and accurate in all material respects. Each Party may request in writing from time to time that the other Party complete a compliance certification regarding the foregoing in this Section 2.5.

2.7 Violations.

(a) If Miltenyi determines, based on [***], that the purchase, sale, import/export, use and/or disposal of Miltenyi Product by Autolus, its Licensees or Subcontractors in connection with the manufacture of Autolus Product as contemplated by this Agreement violates Applicable Laws or [***], it shall provide written notice thereof (including a [***]) to Autolus.

(b) If Autolus disagrees with [***] or a [***] with respect to the violation of Applicable Laws [***], it shall provide Miltenyi with a written notice thereof (the “Notice of Disagreement”) within thirty (30) days of receipt of Miltenyi’s notice, and in such case the Parties shall consult in good faith to resolve the dispute. If the dispute is not resolved within thirty (30) days from delivery of such notice, the chief executive officers of Miltenyi and Autolus shall meet in person within thirty (30) days to resolve the dispute. If the chief executive officers are unable to resolve the matter, (1) any dispute relating to an alleged violation of Applicable Laws shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce by one or more arbitrators appointed in accordance with the said Rules, provided that the Parties agree, pursuant to Article 30(2)(b) of the Rules of Arbitration of the International Chamber of Commerce, that the Expedited Procedure Rules shall apply irrespective of the amount in dispute; and (2) any dispute relating to [***] shall be referred to and finally determined by arbitration in accordance with the [***] Expedited Arbitration Rules. The place of arbitration shall be Zurich, Switzerland. The language to be used in the arbitral proceedings shall be English. Autolus hereby agrees that, after issuance by Autolus of a Notice of Disagreement pursuant to this subsection (b), Autolus shall save, defend and hold harmless the Miltenyi Indemnitees (as defined in Section 13.2), to the fullest extent permitted by law, from and against any and all Losses (as defined in Section 13.1) to which any such Miltenyi Indemnitees may become subject as a result of the continued violation of Applicable Laws [***] by Autolus, its Licensees or Subcontractors during the dispute resolution pursuant to this subsection (b), notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement.

(c) If Autolus agrees with [***], or if Miltenyi prevails in the applicable arbitration process pursuant to subsection (b) above, Miltenyi shall [***], and the Parties shall consult in good faith to determine how to resolve the issue such that [***] the supply of such product to Autolus under the terms of this Agreement without the violation of Applicable Laws [***].

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.2

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

(d) The provisions of this Section 2.7 shall be without prejudice or limitation to any other rights or remedies available to Miltenyi in respect of any material breach of this Agreement by Autolus (including under Section 19.3), including in cases where any action or inaction by Autolus is materially likely to expose Miltenyi to administrative, civil or criminal liability, or to materially damage the reputation of Miltenyi or its products or services.

2.8 Transfer of Miltenyi Products. Autolus shall have the right to transfer Miltenyi Product(s) purchased hereunder, or to request from Miltenyi, by notice in writing, that Miltenyi Deliver any Miltenyi Product(s) purchased hereunder to an Affiliate of Autolus or a Subcontractor or Licensee of Autolus Product designated by Autolus, solely for the purpose of the Permitted Use, subject to [***]; and provided that in each case: (i) each Affiliate, Subcontractor or Licensee of Autolus to whom Miltenyi Products are transferred shall be bound in writing by limitations and obligations that are no less onerous than the corresponding limitations and obligations imposed on Autolus hereunder and under the Quality Agreement, as applicable; and (ii) notwithstanding the transfer of any Miltenyi Product purchased hereunder, Autolus shall nevertheless continue to remain fully and primarily responsible and liable to Miltenyi for payment of the Purchase Price and for the use of the Miltenyi Product by any Affiliate, Subcontractor, and Licensee to whom a Miltenyi Product is transferred.

2.9 Autolus Licensees.

(a) If and to the extent that Autolus shall grant rights with respect to an Autolus Product under license agreement(s) with one or more Licensees of Autolus, in no event shall Autolus grant any rights under Miltenyi Intellectual Property Rights other than as expressly permitted hereunder and as are necessary to use Miltenyi Product for the purpose of the Permitted Use, or any rights that are otherwise inconsistent with the terms of this Agreement or the Quality Agreement.

(b) To the extent that the rights granted to Autolus hereunder (including Autolus’ right to use each Miltenyi Product for its Permitted Use) are shared with one or more of its Affiliates, Subcontractors or Licensees in accordance with the terms hereof, Autolus shall first impose limitations and obligations on such Affiliates, Subcontractors or Licensees, in writing, that are no less onerous than the corresponding limitations and obligations imposed on Autolus hereunder, and Autolus shall notify Miltenyi of the name and contact information for each such Affiliate, Subcontractor or Licensee that it shares such rights with, in writing, in accordance with Article 16 of this Agreement.

(c) At the reasonable written request of Autolus during the Term, Miltenyi shall enter into a direct supply agreement for Miltenyi Products with any Licensee nominated by Autolus, upon terms and conditions materially consistent with the terms and conditions of this Agreement and the Quality Agreement (as applicable), except as agreed otherwise in writing between Miltenyi and the respective Autolus Licensee.

2.10 Liability for Non-Compliance. Notwithstanding anything to the contrary herein, Autolus shall, in relation to Miltenyi, at all times and in all respects continue to remain fully and primarily responsible and liable to Miltenyi for the performance and the acts or omissions of any Affiliate, Subcontractor, and Licensee in connection with the subject matter of this Agreement, including the failure of an Affiliate, Subcontractor, or Licensee of Autolus to comply with all of the limitations and obligations imposed on Autolus hereunder. For clarity, in no event shall any permitted delegation or subcontracting of any activities to be performed in connection with this Agreement release Autolus from any of its limitations or obligations under this Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.2

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

2.11 Service and Maintenance Support. For Miltenyi Products requiring after-sales service, Miltenyi agrees to provide service and maintenance support (such as routine preventative maintenance and repair services) to Autolus (and Autolus Licensees, if applicable) upon request, subject to Miltenyi’s standard terms and conditions and pricing schedules for equipment and instrument services as applicable from time to time.

ARTICLE 3 PRODUCT QUALITY; CHANGE CONTROL

3.1 Product Quality.

(a) Product Specifications. Miltenyi shall manufacture or have manufactured the Miltenyi Products to meet the agreed Product Specifications, as then in effect.

(b) Agreed Standards. All Miltenyi Products shall be manufactured and quality controlled in compliance with and pursuant to: (i) the Agreed Standards, (ii) the requirements of an applicable Quality Agreement (as defined below), and (iii) Applicable Laws.

(c) Testing. Miltenyi shall have standard analytical testing performed on each batch of Miltenyi Product to be shipped to Autolus, in accordance with Agreed Standards and the procedures described in the corresponding documentation, to verify that Miltenyi Product meets Product Specifications and that it was manufactured in accordance with Agreed Standards and Applicable Laws.

(d) Quality System. All Miltenyi Products supplied pursuant to Section 2.1 shall be manufactured and quality controlled under an appropriate quality system in accordance with Agreed Standards, as more fully described in the Quality Agreement. Any subsequent change to Miltenyi’s quality system that [***] requires the Parties to discuss and agree upon each such change in writing.

(e) Quality Agreement. Within [***] from the Effective Date (or such longer period as agreed by the Parties but in any event prior to the first delivery of Miltenyi Product to Autolus), the Parties shall enter into an agreement on mutually acceptable, commercially reasonable terms that details the quality assurance obligations of each Party (the “Quality Agreement”). In the event of a conflict between the terms of the Quality Agreement and the terms of this Agreement, the provisions of this Agreement shall govern; provided, however, that the Quality Agreement shall govern in respect of quality issues.

3.2 Change Control.

(a) General. Subject to the terms and limitations set forth in this Section 3.2 and the provisions of the Quality Agreement, and unless otherwise agreed between the Parties in writing from time to time, Miltenyi reserves the right to periodically make changes to the [***] and/or otherwise with respect to [***] of the Miltenyi Products (including changes with respect to: [***]) from time to time during the Term (each, a “Change”).

(b) Change Notification. Change notifications shall be provided in accordance with the applicable notification procedures set forth in the Quality Agreement. In the event that Miltenyi proposes a Material Change, unless such proposed Change is a Required Change pursuant to Section 3.2(c) below and there are compelling reasons for [***], Miltenyi shall give Autolus at least [***] advance written notice prior to implementation of the proposed Material Change. Miltenyi shall be responsible for drafting relevant documentation and shall provide to Autolus all information reasonably necessary for Autolus to make appropriate filings with the applicable Regulatory Authority regarding any Change under this subsection, if applicable.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.2

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

(c) Changes Required for Compliance. If during the Term a Change is required to comply with changes in Agreed Standards made by Regulatory Authorities, Applicable Laws and/or other requirements of a Regulatory Authority, or if Miltenyi determines, in its reasonable judgment, that a Change is [***] in regard to the Miltenyi Product generally (in each case, a “Required Change”), Miltenyi shall use Commercially Reasonable Efforts to implement such Required Change [***]. However, in the event that a Required Change is specifically related to the use of Miltenyi Product for [***] (a “[***] Required Change”), then Miltenyi shall use Commercially Reasonable Efforts to implement such [***] Required Change only if and to the extent Autolus agrees to [***] as a result of any such [***] Required Change. Prior to implementing a Required Change in accordance with this Section 3.2(c), Miltenyi shall promptly advise Autolus as to any [***] which may result from any such Required Change, if any. Miltenyi and Autolus shall negotiate in good faith in an attempt to reach agreement on (i) the [***], if any, for any Miltenyi Product which embodies such Required Change, giving due consideration to the effect of such change on Miltenyi’s [***] associated with Miltenyi’s activities required to implement such Change, and (iii) any other amendments to this Agreement which may be necessitated by such Change (e.g., an adjustment to the [***]). For clarity, Miltenyi shall have no obligation to implement an [***] Required Change unless and until the Parties have reached agreement on all items as described in the preceding sentence.

(d) Changes Requested by Autolus. If during the Term Autolus desires Miltenyi to make any Change not necessary to comply with changes in Agreed Standards made by Regulatory Authorities, Applicable Laws and/or other requirements of Regulatory Authorities (in each case, a “Autolus-Requested Change”), Autolus shall notify Miltenyi thereof in writing. Implementation of any such proposed Autolus-Requested Change shall be subject to Miltenyi’s consent. Miltenyi may withhold its consent to an Autolus-Requested Change if Miltenyi reasonably determines that such change (i) does not comply with [***], or (ii) could have potential adverse impact on Miltenyi’s [***] or the [***]. In addition, an Autolus-Requested Change shall only be implemented following a [***] which shall be conducted as promptly as is reasonably possible and in good faith by Miltenyi, [***], and shall be subject to Miltenyi and Autolus reaching agreement as to the [***] and [***] to the [***] necessitated by any such Autolus-Requested Change. If Autolus agrees to [***] as a result of the proposed Autolus-Requested Change and accepts a [***] that reflects a change in Miltenyi [***] resulting from such Autolus-Requested Change, Miltenyi shall use Commercially Reasonable Efforts to implement the proposed Autolus-Requested Change. For clarity, an agreed adjustment to the [***] shall become effective only with respect to orders for Miltenyi Products that are manufactured in accordance with the Autolus-Requested Change.

(e) Changes Requested by Miltenyi. If during the Term Miltenyi wishes to make any Material Change not necessary to comply with changes in Agreed Standards made by Regulatory Authorities, Applicable Laws or other requirements of Regulatory Authorities (in each case, a “Miltenyi-Requested Change”), Miltenyi shall notify Autolus in accordance with the notification procedures set forth in Section 3.2(a) and the Quality Agreement before [***] of such Material Change and shall keep Autolus advised of its efforts to [***] such change. Miltenyi shall be responsible for drafting relevant documentation and shall provide to Autolus any information reasonably necessary for Autolus to make appropriate filings with the applicable Regulatory Authority for Autolus to obtain any required amendment or other modification of the [***] regarding changes under this subsection, if applicable. Miltenyi shall implement such Miltenyi-Requested Change [***] and such Miltenyi-Requested Change shall not result in any [***].

(f) Cooperation. In connection with any Change pursuant to this Section 3.2, the Parties shall cooperate, share information, and otherwise act in good faith to prepare the appropriate documentation as may be necessary to secure and maintain appropriate regulatory approvals or manufacturing permits for Miltenyi Product and Autolus Product, respectively.

(g) Continued Supply. Except in the event of a Required Change or other circumstances requiring the prompt implementation of a proposed Material Change (including where prescribed by law or the requirements of an applicable Regulatory Authority), Miltenyi shall continue to supply Miltenyi Product without the proposed Material Change for [***], using Commercially Reasonable Efforts, to make all appropriate filings and obtain any required amendment or modification of existing regulatory approvals for Autolus Product (unless otherwise agreed, such period not to exceed [***] from the proposed date of implementation of the Material Change as provided in Miltenyi’s change notification pursuant to Section [***].[***].), subject to the Parties reaching agreement, except with respect to any Miltenyi-Requested Change, as to the [***] necessitated by any such continued supply of unchanged Miltenyi Product during such period. If the continued supply of unchanged Miltenyi Product is reasonably estimated by the Parties to exceed a period of [***] from the implementation date of the Material Change notified pursuant to Section [***].[***]., then the Party shall promptly meet to discuss in good faith how to remedy the situation. Notwithstanding the preceding provisions of this subsection (g), in the event that Autolus reasonably determines to reject a proposed Material Change (including a Miltenyi-Requested Change), Miltenyi agrees to continue to supply the applicable Miltenyi Product without such change after expiry of the said [***] period and during the Term of this Agreement or until Autolus has secured an alternate source of supply from a Third Party manufacturer; provided, however, that as a condition precedent to Miltenyi’s continuing obligation to supply unchanged Miltenyi Product after expiry of the said [***] period, this Agreement shall have first been amended, by mutual written agreement between the Parties, as appropriate to reflect the change in circumstances contemplated by this Section [***]. and any [***] (if any) resulting from the manufacture of unchanged Miltenyi Product solely for Autolus, including any applicable adjustments to [***] or other relevant issues. For clarity, in no event shall Miltenyi be required to manufacture, supply or sell a Miltenyi Product to which a Required Change is applicable.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.2

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

(h) Research Grade Products. The notification requirements of the second sentence of Section 3.2(b) of this Agreement with respect to Material Changes and the obligations of Section 3.2(g) with respect to Continued Supply shall not apply to Research Grade Products.

(i) Costs. [***] shall have responsibility for any Regulatory Authority filing fees and other costs and expenses incurred by [***] in connection with any filing or required amendment or other modification of regulatory approvals or consents for [***] resulting from any Change pursuant this Section 3.2, if applicable.

ARTICLE 4 REGULATORY

4.1 Regulatory Responsibility.

(a) Autolus Product(s). Subject to responsibilities pertaining to Miltenyi Products that are solely reserved by Miltenyi under this Agreement, and subject to the provisions in this Article 4 (including Section 4.7), Autolus shall be solely responsible for all regulatory activities with respect to any Autolus Product, including the manufacture and quality control thereof.

(b) Miltenyi Product(s). Subject to responsibilities pertaining to Autolus Product(s) that are solely reserved by Autolus under this Agreement, and subject to the provisions in this Article 4 (including Section 4.7), Miltenyi shall be solely responsible for all regulatory activities with respect to any Miltenyi Product, including the manufacture and quality control thereof.

(c) Disclaimer. Autolus hereby acknowledges and agrees that, except as specifically set out with respect to any Miltenyi Product in the Product Specifications or in the Quality Agreement, the Miltenyi Products have no approvals by Regulatory Authorities in the Territory for use in diagnostic or therapeutic procedures or other clinical applications, or for any other use requiring compliance with any law or regulation regulating clinical, diagnostic or therapeutic products or any similar product (hereinafter collectively referred to as “Regulatory Laws”). Autolus further acknowledges and agrees that Miltenyi Products have not yet been fully tested or validated for safety or effectiveness in connection with Autolus’ Permitted Use. Save as set out in the Product Specifications or the applicable Quality Agreement, it shall be the sole responsibility of Autolus to test and validate the Miltenyi Products for Autolus’ contemplated Permitted Use hereunder and to take all other actions necessary to establish compliance of Autolus’ Permitted Use thereof with all regulatory requirements, and to ensure that any Autolus Product resulting from such Permitted Use meets all applicable safety, quality, or other regulatory requirements (including Regulatory Laws).

(d) Compliance. The Miltenyi Products supplied hereunder may not be used for any purpose that would require Regulatory Authority approvals or consents unless such Regulatory Authority approvals or consents have been obtained. Autolus shall defend and indemnify Miltenyi and its Affiliates against any liability, damage, loss or expense resulting from or arising out of Autolus’ failure to obtain all necessary Regulatory Authority approvals or consents or to comply with any Regulatory Laws in relation to Autolus’ use of such Miltenyi Products for such purpose.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.2

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

4.2 Regulatory Authority Requirements. Autolus acknowledges that (i) Miltenyi is obliged by relevant Regulatory Authorities to keep a record of all clinical trials (name and title of clinical trials, the official registration numbers, name and addresses of the involved principal investigators and clinical trial centers as well as the corresponding formal IND/CTA acknowledgement letter of the relevant Regulatory Authority(ies) and IRB or ethics committee(s)) involving the use of “IDE/CRR”-labelled Miltenyi Products (regardless of whether such clinical trials are sponsored by Miltenyi or by any third party); and (ii) Miltenyi is not permitted to provide “IDE/CRR”-labeled Miltenyi Products to customers in the United States for use in clinical trials without having received prior written evidence of an FDA-accepted IND or IDE as well as IRB approval.

4.3 Regulatory Work. Miltenyi has established, or may from time to time establish, Master Files for one or more Miltenyi Products with one or more Regulatory Authorities in the Territory. Miltenyi shall maintain each such Master File in accordance with Applicable Laws (“Regulatory Work”). To the extent Autolus requests that Miltenyi generate any additional Master File and/or add additional information to any existing Master File, the provisions of Section 4.4 “Extension of Scope, Supplemental Services” below shall apply.

4.4 Extension of Scope, Supplemental Services. With respect to any Autolus Product, Autolus may request that Miltenyi provide additional regulatory assistance beyond the scope of the Regulatory Work, and/or may request that Miltenyi perform additional services (i.e., the generation of additional supportive data for inclusion in a Master File for Miltenyi Product) that alter, amend, add to and/or supplement the Regulatory Work. Autolus shall submit each such request to Miltenyi with reasonable detail in writing. Any request that constitutes a material modification or increase in scope of the Regulatory Work or an agreement for the provision of additional services shall require a written amendment to this Agreement signed by authorized representatives of both Parties. Such amendment shall specify in detail any modification or scope change of the Regulatory Work performed by Miltenyi, the appropriate compensation (if any) or basis for such compensation to be paid to Miltenyi by Autolus for the performance of such additional Regulatory Work assistance or services, and the appropriate time schedule for completion of such additional Regulatory Work assistance or services. Upon executing such written amendment, the additional Regulatory Work assistance or services shall be deemed included within Regulatory Work and subject to the standards of performance described in this Agreement.

4.5 Master Files; Right to Cross Reference. Upon Autolus’ written request, Miltenyi shall submit a cross reference letter to an appropriate Regulatory Authority authorizing such Regulatory Authority to access and refer to any existing Master File(s) for the relevant Miltenyi Product(s) to the extent such information is reasonably required for regulatory purposes to obtain the applicable regulatory approvals for the Permitted Use of the Miltenyi Product(s); provided, however, that Autolus shall first provide to Miltenyi all necessary information about such Autolus Product that is reasonably included in such cross reference letter.

4.6 Rights to Master Files. Miltenyi shall solely own and retain all rights, title and interest in and to the Master File(s) (and any pertaining regulatory documentation). Autolus shall have no right to access the Master File(s), or, except as expressly set forth in Section 4.5 supra, to require the disclosure by Miltenyi of any information contained in any Master File, or to cross-reference or otherwise use the Master File(s) for any purpose other than as expressly provided herein.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.2

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

4.7 Communication to/from Regulatory Authorities.

(a) Communication from Regulatory Authorities. Each Party shall promptly notify the other Party in writing of any material communication from any Regulatory Authority that is related specifically to (i) the safety and/or functionality of any Miltenyi Product(s) and/or the use thereof for the manufacture of Autolus Product or (ii) the safety and/or functionality of any Autolus Product(s) as the same relate or could relate to the use of Miltenyi Product(s) in their manufacture, and that would, in each case of (i) and (ii), reasonably be expected to have a material adverse effect on either Party’s products that are the subject matter of this Agreement, or ability of a Party to comply with its obligations under this Agreement (collectively, “Communication(s)”). Each Party shall, as soon as practicable after any contact with or receipt of any Communication, forward a copy or description of the same (to the extent it so relates) to the other Party. Each Party reserves the right to redact its Confidential Information and confidential Third Party information from such Communications. Each Party shall obligate its Affiliates and Subcontractors accordingly.

(b) Communication to Regulatory Authorities. In the event that a response to a Regulatory Authority is required in connection with any Communication, Autolus shall have sole responsibility for the form and content of any response to a Communication from a Regulatory Authority in connection with any regulatory submission regarding a Autolus Product, or any non-Miltenyi Product component thereof, and any non-product-specific information and/or non-procedure-specific information related to Autolus, and Miltenyi shall have sole responsibility for the form and content of any response to a Communication from a Regulatory Authority regarding a Miltenyi Product or any component thereof, the Master Files, and any non-product specific information related to Miltenyi. At the responding Party’s reasonable request and expense, the other Party shall collaborate in good faith with the responding Party in preparing such responses and, subject to Sections 4.5 and 4.6, shall provide the responding Party with information that the responding Party reasonably believes is required to develop a requested response for questions in relation to such Communication.

(c) Required Communications. If Autolus is required to communicate with any Regulatory Authority specifically regarding any Miltenyi Product, then Autolus shall so advise Miltenyi as soon as practicable and, unless prohibited by Applicable Law, or to the extent that such a disclosure would result in the violation of any contractual obligations to a Third Party, provide Miltenyi in advance with a copy of any proposed written Communication with such Regulatory Authority to the extent that such Communication pertains to Miltenyi Products; provided that Autolus reserves the right to redact its Confidential Information and confidential Third Party information from such copy. Autolus shall use reasonable efforts to comply with all reasonable direction of Miltenyi pertaining to the foregoing. To the extent permitted by the Regulatory Authority, Miltenyi shall have the right to participate in any planned oral Communications or meetings between Autolus and any Regulatory Authority specifically relating to Miltenyi Products or Miltenyi Technology. For purposes of clarification, the obligations imposed on Autolus pursuant to this Section 4.7(c) shall not apply with respect to Communications with Regulatory Authorities that are focused primarily on a non-Miltenyi Product portions or on an Autolus Product.

4.8 Assistance. Miltenyi shall, if requested by Autolus, consult with and provide reasonable assistance to Autolus with regard to regulatory matters concerning the Miltenyi Products, as appropriate, provided that for any assistance regarding regulatory matters that is beyond the scope of standard use of the Miltenyi Products as made available in Miltenyi’s catalogue, Autolus shall pay for Miltenyi’s time for such consulting and assistance at Miltenyi’s then-standard rates, which scope and limits shall be discussed between the Parties and mutually agreed in writing prior to the performance of the assistance by Miltenyi (subject to

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.2

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

the Parties’ representations, warranties and liabilities under this Agreement). Absent Miltenyi’s gross negligence or willful misconduct, Autolus shall bear all responsibility for Autolus’ or Autolus Subcontractors’ use of information provided by Miltenyi (including use in regulatory filings and any Third Party liability) pursuant to this Section 4.8.

4.9 Additional Filings. Autolus acknowledges that, as of the Effective Date, Master Files have been filed in the countries and jurisdictions listed in Exhibit B. If Autolus desires to pursue clinical trials, use Miltenyi Products in the manufacture, or pursue commercialization of any Autolus Product in any jurisdiction or country that is not listed in Exhibit B where Miltenyi does not then have an active Master File, and if Autolus would not legally be able to conduct such evaluation or commercialization without Miltenyi filing a Master File or making necessary information available to the Regulatory Authority in such jurisdiction or country (each an “Additional Country”), then Autolus shall so notify Miltenyi. Upon receipt of such notice by Miltenyi, the Parties shall evaluate the regulatory requirements for such development, manufacture or commercialization of Autolus Products in such Additional Countries. Based on the assessment of potentially required additional work (“Additional Work”), including but not limited to any activities as may be required to prepare and file Master Files for Miltenyi Products to support Autolus Product filings in one or more Additional Countries, the Parties shall negotiate in good faith and mutually agree upon reasonable terms and conditions to execute such Additional Work. Notwithstanding the preceding sentence, upon receipt of a corresponding notice from Autolus pursuant to this Section 4.9, Miltenyi agrees to file Master Files or providing necessary information to the Regulatory Authority in [***] (each a “Future Country”) without any additional terms and conditions or compensation, and agrees to undertake the Additional Work in any other Additional Country if Autolus agrees to pay Miltenyi the costs incurred by Miltenyi in connection therewith.

4.10 Disclaimer. Except as provided in this Article 4 or otherwise in the Agreement, Miltenyi provides no warranty that any Master File or other regulatory dossier or submission by Miltenyi or Autolus shall be approved by any Regulatory Authority. Miltenyi shall in no way be held responsible for any refusal by any Regulatory Authority or ethics committee to grant permission to conduct a clinical trial(s) and/or for any refusal by any Regulatory Authority to grant approval under an Investigational New Drug Application (IND) or under a Biological License Application (BLA) or for compassionate use for a Autolus Product.

ARTICLE 5 FORECASTS AND ORDERS

5.1 Forecasts. In order to assist Miltenyi with its capacity, procurement and production planning, Autolus agrees to provide Miltenyi with rolling forecasts of Autolus’ (and its Affiliates’, Subcontractors’, and Licensees’) anticipated requirements for Miltenyi Products during the Term of this Agreement, in accordance with the provisions of this Section 5.1 (each, a “Forecast”). All of the Forecasts provided under this Agreement shall break down the demand of Miltenyi Products on a product-by-product (expressed in number of units or lots) and country-by-country basis. All Forecasts provided by Autolus shall be good faith estimates of Autolus’ anticipated requirements for Miltenyi Products during the relevant period. Autolus agrees to use Commercially Reasonable Efforts in preparing all Forecasts provided hereunder to minimize variances between Forecasts. Each Forecast shall be duly signed by an authorized representative of Autolus (or Autolus’ designee on behalf of Autolus) and submitted in writing to Miltenyi, by mail or facsimile, and shall supersede prior Forecasts to the extent the Forecast overlaps with prior Forecasts. Each initial Forecast to be provided by Autolus under clauses (a) through (c) below shall be subject to Miltenyi’s written consent, which shall not be unreasonably withheld, and which it will endeavor to provide within [***] Business Days of receipt of the initial Forecasts from Autolus.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.2

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

(a) Rolling [***] Forecast; Firm Zone. Within [***] Business Days of the Effective Date, and thereafter by the [***] Business Day of each [***] during the Term, Autolus (or Autolus’ designee on behalf of Autolus) shall submit a [***] rolling Forecast of Autolus’ anticipated demand of Miltenyi Products for each of the next [***] consecutive Calendar [***], commencing with the Calendar [***] in which such Forecast is submitted (each, a “[***] Forecast”). The [***] Forecast shall show demand on a [***] basis, and for the [***] months shall state the desired dates of Delivery for the forecasted quantities. With respect to any [***] Forecast for Miltenyi Products submitted during the Term, [***] of the quantities forecasted for the [***] period of each [***] Forecast (each such [***] period shall be referred to as the “Firm Zone”) shall be binding, and the corresponding portion of each subsequent [***] Forecast shall be consistent with such period. For clarity, all forecasted demands of Miltenyi Products during the Firm Zone shall constitute a binding commitment by Autolus to submit corresponding Purchase Orders for Miltenyi Products. The Parties agree that except with respect to the Firm Zone and the limitations in Section 5.1(d) hereof, a [***] Forecast provided by Autolus shall not be binding upon Autolus.

(b) Rolling [***] Forecast. Within [***] Business Days of the Effective Date, and thereafter by the [***] Business Day of each Calendar [***] during the Term, Autolus (or Autolus’ designee on behalf of Autolus) shall submit a non-binding [***] rolling Forecast of Autolus’ anticipated demand of Miltenyi Products for each of the [***] Calendar [***] immediately following the last Calendar [***] of the [***] Forecast submitted pursuant to clause (a) above (each, a “[***] Forecast”). Each [***] Forecast shall show demand on a [***] basis.

(c) Long-Term Forecast. In addition, Autolus (or Autolus’ designee on behalf of Autolus) shall within [***] Business Days of the Effective Date, and thereafter by January 31 of each Calendar Year during the Term, submit a non-binding [***] rolling Forecast of Autolus’ anticipated demand of Miltenyi Products for each of the next [***] consecutive Calendar [***], commencing with the Calendar [***] in which such Forecast is submitted (each, a “Long-Term Forecast”) for the purposes of assisting Miltenyi with its capacity and production planning for Miltenyi Products during such period. Each Long-Term Forecast shall show demand on an [***] basis.

(d) Forecasts Due Periodically. In the event that Miltenyi has failed to receive an updated Forecast for any relevant forecast period within the times or by the dates provided in clauses (a) through (c) above, Miltenyi shall notify Autolus of such failure and, if Autolus fails to respond with an updated Forecast by the [***] Business Day of the relevant forecast period, the most recent Forecast shall be regarded as current.

(e) Acceptable Forecast Variance. Outside the Firm Zone, Autolus may increase or decrease the amount of Miltenyi Product forecast for each Calendar [***] of each [***] Forecast by up to [***] percent ([***]%) of the Miltenyi Product that was forecast for the comparable Calendar [***] in the prior [***] Forecast provided in accordance with this Agreement, on a product-by-product and country-by-country basis (e.g., the forecast for the [***] Calendar [***] in a [***] Forecast may not increase or decrease by more than [***]% the amount of any particular Miltenyi Product in any particular country forecast for the [***] Calendar [***] of the prior [***] Forecast). For clarity, variances with respect to forecasts submitted for any Calendar [***] within the Firm Zone shall not be acceptable.

5.2 Volume Limitations. Subject to Autolus’ adherence to its Forecast obligations pursuant to Section 5.1 above, Miltenyi shall meet the demands of any Purchase Orders (as defined below) that are made by Autolus in compliance with the binding Forecasts. Miltenyi shall not be obligated to supply Autolus with quantities of Miltenyi Product in excess of [***] percent ([***]%) of the most recent Forecast provided to Miltenyi but agrees to use commercially reasonable efforts to satisfy Autolus’ requirement of Miltenyi Product in excess of [***] percent ([***]%) of the relevant Forecast quantities in accordance with the terms of this Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.2

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

5.3 Firm Zone Requirements. The quantity of Miltenyi Product(s) forecasted for each Calendar [***] of the Firm Zone of the most recent rolling [***] Forecast submitted pursuant to Section 5.1(a) of this Agreement shall be binding on both Parties, and in each Calendar [***] during the Term, Autolus shall have the firm obligation to order at a minimum the amount of Miltenyi Product(s) specified for the [***] Calendar [***] of the most recent rolling [***] Forecast (such amount, the “Firm Zone Requirements”). Within [***] days of the end of each Calendar [***], Miltenyi shall calculate the total Firm Zone Requirements for each of the [***] Calendar [***] during that Calendar [***]. In the event that Autolus fails to order the Firm Zone Requirements of Miltenyi Product from Miltenyi during any particular Calendar [***] in the relevant Calendar [***] in which Miltenyi was ready, willing and able to Deliver Miltenyi Product in accordance with the applicable [***] Forecast, then the “Firm Zone Order Shortfall” shall be the total amount by which the Firm Zone Requirements for any given Calendar [***] during such Calendar [***] exceed the amount of Miltenyi Product actually ordered by Autolus during such Calendar [***]. Miltenyi shall invoice Autolus for an amount equal to the Firm Zone Shortfall and Autolus shall pay such invoice within [***] days of the invoice date. Upon Autolus’ request and subject to payment of the Firm Zone Shortfall amount by Autolus, Miltenyi will, if so requested by Autolus, provide Autolus with Miltenyi’s remaining stock of the relevant forecasted Miltenyi Products equal in value to such Firm Zone Shortfall amount.

5.4 Purchase Orders.

(a) Autolus shall order Miltenyi Products by submitting written purchase orders to Miltenyi, in such form as the Parties may agree from time to time and in accordance with any applicable Lead Times and the provisions of this Article 5 (each, a “Purchase Order”). All Purchase Orders (and any related acceptances or objections by Miltenyi) may delivered electronically or by other means to Miltenyi’s applicable sales representative located in the country of the shipping destination or to such location as Miltenyi shall reasonably designate from time to time.

(b) Each Purchase Orders shall specify the MB Global Contract Number assigned to this Agreement, the volumes of Miltenyi Product(s) ordered, the desired Delivery date(s) the Miltenyi Products are to be made available to Autolus for pick-up by Autolus’ designated carrier or freight forwarder, the relevant ship-to address, and any special shipping instructions. Autolus shall order Miltenyi Product in lots of a defined number of units/lots pursuant to each Purchase Order as reasonably specified by Miltenyi.

(c) Autolus shall submit each Purchase Order to Miltenyi reasonably prior to the desired Delivery date(s), which shall be no sooner than the applicable Lead Time(s) for the relevant Miltenyi Product(s); provided that absent an applicable Lead Time, the Purchase Order shall be submitted at least [***] days in advance of the desired Delivery date specified in such Purchase Order.

(d) Purchase Orders consistent with the terms of this Agreement submitted by Autolus for quantities of Miltenyi Product that are within the amounts specified for the relevant Calendar [***] in the applicable [***] Forecast shall be firm and binding upon Miltenyi. Miltenyi shall confirm receipt of the Purchase Order by written notice (sent by fax, mail, overnight courier or e-mail) to Autolus within [***] Business Days of receipt of the Purchase Order from Autolus. If Miltenyi fails to confirm receipt of a Purchase Order within said [***]-day period, then Autolus shall contact Miltenyi to verify Miltenyi’s receipt of such Purchase Order and request written confirmation thereof from Miltenyi.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.2

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

(e) Each Purchase Order submitted by Autolus to Miltenyi shall be governed exclusively by the terms and conditions of this Agreement and the applicable Quality Agreement. None of the terms and conditions set forth on any Purchase Order, order form, invoice, acceptance, objection or similar document shall change or modify the terms and conditions of this Agreement, and the Parties hereby agree that the terms and conditions of this Agreement shall supersede any conflicting term or condition set forth in any Purchase Order, order form, invoice, acceptance, objection or similar document furnished by Autolus to Miltenyi or by Miltenyi to Autolus, as the case may be.

5.5 Changes to Purchase Orders. Subject to Section 5.2 and applicable Lead Times, Miltenyi shall use Commercially Reasonable Efforts to comply with unplanned changes in Purchase Orders requested by Autolus either in terms of quantities or delivery dates. All requests for changes to Purchase Orders shall be submitted in writing. Autolus shall be responsible for all supplementary costs that result from the implementation of any unplanned change to an accepted Purchase Order requested by Autolus.

ARTICLE 6 DELIVERY; CONTINUITY OF SUPPLY

6.1 Delivery; Shipment.

(a) Each quantity of Miltenyi Product(s) ordered by Autolus in a particular Purchase Order pursuant to this Agreement shall be delivered [***] (Incoterms 2010) [***] by delivery of the shipped goods to [***], in adequate packaging and [***], on the Delivery Date (“Delivery”).

(b) Each shipment of Miltenyi Products shall be [***] on the agreed delivery date(s) (each, a “Delivery Date”) confirmed by Miltenyi for the applicable Purchase Order in accordance with applicable Lead Time(s), during normal business hours (Monday to Friday, excluding statutory holidays) unless special arrangements are agreed to by Miltenyi in writing. [***] shall be responsible for all arrangements regarding loading, shipment, insurance from Miltenyi’s Facility to the ultimate destination and import customs clearances at the destination country, except as otherwise agreed by the Parties in writing. Alternatively, upon [***] written request, [***] shall make all necessary shipping arrangements on behalf of [***] with a [***]. [***] shall provide [***] with a list of approved carriers. [***] also shall be responsible for all of the following costs and charges, as applicable: loading charges of the designated carrier, freight charges and other shipping expenses [***], expenses for insurance of goods during transit, import customs clearances.

(c) Upon Delivery, Autolus shall [***] verify the gross and visually observable physical integrity of all Miltenyi Product packaging [***] and to acknowledge proper receipt of the Miltenyi Products by signing the relevant transport documentation.

(d) Miltenyi shall have the Miltenyi Products appropriately labelled with a traceable lot or batch number and packaged for shipping in commercial packaging materials in compliance with Agreed Standards, Miltenyi’s standard procedures and, the applicable Quality Agreement.

(e) Quantities actually Delivered to Autolus or Autolus’ designee pursuant to an accepted Purchase Order may not vary from the quantities reflected in such Purchase Order without Autolus’ prior written consent; provided, however, that if Autolus so consents to a variance in quantities actually Delivered (as compared to quantities set forth in an accepted Purchase Order), Autolus shall only be invoiced and required to pay for the quantities of Miltenyi Product that Miltenyi actually Delivered to Autolus or

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.2

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

Autolus’ designee. In the event that Autolus consents to accept Delivery of less that the quantities of Miltenyi Product in an accepted Purchase Order, Miltenyi shall include, in the next shipment of Miltenyi Product to Autolus, any quantities ordered pursuant to an accepted Purchase Order but not actually delivered on the designated Delivery date. If a delay in any such Delivery of Miltenyi Products exceeds [***], then Autolus may require a pro rata reduction in its then-current [***] Forecast to account for such delay.

6.2 Title and Risk. Title and risk of loss or damage to Miltenyi Products shall pass to Autolus as defined by Incoterm [***] (Incoterms 2010).

6.3 Partial Delivery. With Autolus’ specific prior written consent, Miltenyi may make partial shipment against Purchase Orders, to be separately invoiced with each shipment and paid for when due in accordance with this Agreement.

6.4 Minimum Guaranteed Shelf Life. Miltenyi will ensure that, at the time of Delivery the remaining shelf life of each shipped Miltenyi Product shall be no less than the minimum shelf life set forth in Exhibit C.

6.5 Certificates. Miltenyi shall include proper release certificates, certificates of compliance, and/or certificates of analysis with all shipments of Miltenyi Product, as applicable, in accordance with the requirements of the Quality Agreement.

6.6 Product Shortage. Miltenyi shall promptly notify Autolus of any potential or anticipated shortfall in the manufacturing or inventory of any Miltenyi Product that may adversely affect the Delivery of such Miltenyi Product in accordance with Autolus’ forecast requirements and pending Purchase Orders therefor. If Miltenyi is unable to supply any Miltenyi Product subject to a pending Purchase Order for any reason, then the Parties shall, in good faith, seek to agree on a revised date (or dates) for Delivery and Miltenyi shall undertake efforts to mitigate the adverse impact on Autolus. In the case of a limited availability of any Miltenyi Product, in selling such Miltenyi Product, Miltenyi shall take into account the [***] of Miltenyi Products purchased by [***], and shall subject to reasonable ethical standards provide to Autolus [***] to Miltenyi Product consistent with such Miltenyi Product [***] and [***]. If due to the fault or error of Miltenyi or a Third-Party supplier or Subcontractor of Miltenyi or Force Majeure, Miltenyi fails to deliver any Miltenyi Product in the quantities specified in Autolus’ Purchase Order, Miltenyi shall use all Commercially Reasonable Efforts that may be necessary in order to minimize the shortfall, and deliver the ordered Miltenyi Product as soon as possible. If Miltenyi fails to propose a reasonably acceptable plan for the Delivery or if the delay is more than [***] days following the confirmed Delivery Date, Autolus may, at its reasonable election and notwithstanding anything to the contrary in the Agreement, [***] the Purchase Order(s) [***].

6.7 Continuity of Supply.

(a) Contingent upon Autolus’ continued adherence to its obligations in accordance with this Agreement, including the Forecast obligations and Firm Zone Requirements pursuant to Sections 5.1 and 5.3 above, Miltenyi shall use Commercially Reasonable Efforts to ensure continuous supply of Miltenyi Products to Autolus in accordance with the Forecasts during the Term, in accordance with the provisions of this Section 6.7.

(b) In the event that Miltenyi becomes aware that it will not be able, or is likely not to be able, to produce all of Autolus’ forecast requirements of Miltenyi Products from its primary facility located in Bergisch Gladbach, Germany, Miltenyi shall determine, at its option and expense, to establish additional or alternative manufacturing and supply capability for the Miltenyi Products by qualifying and maintaining one or more back-up manufacturing facilities at the premises of Miltenyi and/or any of its Affiliates (each, a “Secondary Location”). In the event that Miltenyi decides to qualify a Secondary Location for the supply of Miltenyi Products hereunder, it shall provide reasonable prior written notice thereof to Autolus, including such details as Autolus reasonably requires to assess the qualifications of such Secondary Location. Miltenyi shall have sole responsibility for all activities in connection with the setup and approval of the Secondary Location, including for establishing [***] with Miltenyi’s applicable Regulatory Authorities in connection with the Secondary Location.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.2

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Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

(c) In addition, Miltenyi may from time to time determine, in its sole discretion, to have one or more Miltenyi Products manufactured, assembled and/or supplied, in whole or in part, by a Subcontractor chosen by Miltenyi and reasonably acceptable to Autolus. Miltenyi shall provide Autolus with prior written notification of such Change in accordance with the applicable notification procedures as set forth in Section 3.2 hereof and in the Quality Agreement. Notwithstanding the foregoing, Miltenyi shall remain responsible for the fulfilment of its supply and other obligations hereunder with respect to any Miltenyi Product manufactured by Miltenyi’s Subcontractor. Miltenyi shall be solely responsible for providing proof of product equivalence and for filing all submissions or other correspondence with the applicable governmental or regulatory authorities in connection with any decision to seek approval of a Third Party subcontractor site for the Miltenyi Products. Further, Miltenyi shall be solely responsible for all process and equipment validation required by the responsible Regulatory Authorities and the regulations thereunder and shall take all steps reasonably necessary to pass government inspection by such Regulatory Authorities.

(d) In addition, the Parties shall from time to time discuss in good faith and mutually and reasonably agree upon (i) whether one or more Miltenyi Products require a minimum inventory to be held by Autolus and/or its Licensees and/or Subcontractors, and (ii) whether there shall be any type of Miltenyi Product that require a minimum inventory to be held by Miltenyi on behalf of Autolus and under which terms and conditions such minimum inventory shall be reserved for Autolus.

6.8 Continuity of Supply—Commercial Phase.

(a) Upon request by Autolus made reasonably following Commercial Phase Notification for a specific Autolus Product by Autolus, the Parties shall negotiate in good faith and mutually agree upon additional terms and conditions that are aimed at securing continuity of supply of Miltenyi Products in order to de-risk and minimize negative impacts of a failure to supply of Miltenyi Products on manufacturing and commercialization of the respective Autolus Product. While acknowledging that any definitive provisions will depend on the specific Miltenyi Product(s) that is the subject matter of such agreement, and further acknowledging that any such agreement shall be subject to Autolus’ specific acceptance of appropriate [***], the Parties agree that any such agreement shall be based upon the principal terms provided in subsection (b) below.

(b) Principal Terms.

(1) In the event of a Supply Failure (as defined in clause (2) below), Autolus shall have the option to request Miltenyi to establish, as soon as reasonably feasible and at [***], a Secondary Location reasonably capable of making up the Supply Failure of the affected Miltenyi Product (the “Affected Miltenyi Product”), and if Miltenyi should either (i) notify Autolus in writing that it is not [***] to establish a Secondary Location, or (ii) should not have established such Secondary Location and made up the Supply Failure within a reasonable period of time with regard to the Affected Miltenyi Product from receipt of Autolus’ written request therefore, then Autolus shall, at [***], have the right to select, qualify, and maintain an additional second source manufacturing facility as a back-up manufacturing facility for the Affected Miltenyi Products at the premises of a Third Party (the “Second-Source Supplier”). In the event that Autolus elects to qualify a Second-Source Supplier for an Affected Miltenyi Product, it shall provide Miltenyi with prior written notice to including such details as Miltenyi reasonably requires to assess the qualifications of such Second-Source Supplier. Any such Second-Source Supplier shall be subject to the prior written consent of Miltenyi, which shall not be unreasonably withheld, conditioned or delayed, except as necessary in Miltenyi’s reasonable judgment to protect the bona fide and legitimate interests of Miltenyi in [***] (e.g., by [***]). If Miltenyi so withholds its consent, it shall propose alternative Second-Source Suppliers reasonably acceptable to Autolus. If the Parties fail to identify a mutually acceptable Second-Source Supplier within [***], Autolus may proceed with an alternative Second-Source Supplier of its choice ([***]) [***].

(2) For purposes hereof, each of the following events shall be deemed a “Supply Failure”:

(i) if Miltenyi [***] (on a [***]) of an accepted Purchase Order of Miltenyi Product placed by Autolus in accordance with the binding Forecast in accordance with Section 5.1 [***] therefor (whether by reason of [***] or otherwise) more than [***]; and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.2

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

(ii) if Miltenyi [***] (on a [***]) [***] Miltenyi Product under an accepted Purchase Order by way of [***] therefor more than [***];

provided, however, that any of the foregoing events shall not be considered a Supply Failure to the extent that it results from:

(x) [***], including any specific instructions or requirements issued by Autolus, including an Autolus-Requested Change; or

(y) [***] on the part of any supplier of materials designated by Autolus or other Subcontractor designated by Autolus; or

(z) a [***] or other [***] relating to the [***] of Miltenyi Product at [***] required by Applicable Laws, or [***] with respect to the Miltenyi Product by any governmental body or agency, or Regulatory Authority, based on Applicable Laws, or an event of [***], unless Miltenyi [***] within a reasonable period of time. In the event of the foregoing [***], the Parties shall meet and discuss in good faith [***].

(3) In the event that Autolus selects a Second-Source Supplier, Miltenyi shall not be responsible to Autolus for the performance of the said Second-Source Supplier. Any such Second-Source Supplier shall, as a condition of qualification, provide reasonable and customary undertakings to Miltenyi related to the protection of Miltenyi’s Confidential Information. Autolus shall be primarily responsible, with Miltenyi’s reasonable assistance, for providing [***] and for [***] in connection with any decision to seek approval of a manufacturing facility as Second-Source Supplier for Affected Miltenyi Product. Further, Autolus shall be primarily responsible, with Miltenyi’s reasonable assistance, for all [***] required by the [***] and the regulations thereunder and shall take all steps reasonably necessary to pass [***] by such [***].

(4) In the event of a Supply Failure, Miltenyi shall grant Autolus’ Second-Source Supplier a [***], without the right to [***], under Miltenyi’s [***] solely to the extent reasonably necessary to manufacture the Affected Miltenyi Product for the Permitted Use by Autolus (and Autolus’ Subcontractors and Licensees, if any) [***]. For the avoidance of doubt, a Second-Source Supplier’s [***] under this subsection (4) shall not permit the [***] of any Miltenyi Product that is not subject to Supply Failure. A Second-Source Supplier’s [***] hereunder shall subsist until such time as Miltenyi and Autolus reach agreement on [***] which shall, inter alia, take into consideration: (i) Miltenyi’s interest in [***] over the manufacture of Miltenyi Products, (ii) Autolus’ interest in [***] of the Affected Miltenyi Product(s), (iii) the costs incurred [***] in establishing the Second-Source Supplier to rectify the applicable Supply Failure, (iv) the avoidance of potential adverse effects ([***]) that may result from the transfer of manufacturing [***], and (v) the appropriate sharing of costs resulting from the Supply Failure.

(5) In furtherance of the [***] pursuant to subsection (4) above, Miltenyi shall, to the extent reasonably necessary:

(i) provide the Second-Source Supplier, subject to a non-disclosure agreement on terms no less restrictive than those set forth herein, with prompt access to the [***] constituting the [***] of the Affected Miltenyi Product(s);

(ii) assist the Second-Source Supplier with the working up and use of Miltenyi’s [***], including providing a reasonable level of [***];

(iii) provide the Second-Source Supplier with additional disclosures of information and [***] as necessary to keep the Second-Source Supplier informed of the then-current Miltenyi Intellectual Property Rights and the [***] for the Affected Miltenyi Product(s); and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.2

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

(iv) provide such other assistance to Autolus and the Second-Source Supplier as may be reasonably required to give effect to [***].

(6) Unless Miltenyi is [***], Autolus will [***] by or on behalf of Miltenyi or its Affiliates and [***] Miltenyi for [***] Miltenyi or its Affiliates in establishing and maintaining Autolus’ Second-Source Supplier for an Affected Miltenyi Product.

ARTICLE 7 ACCEPTANCE AND REJECTION.

7.1 Acceptance Testing. Autolus or, for Miltenyi Product purchased by Autolus but shipped directly to Autolus’ Affiliate, Subcontractor, or Licensee, its designee shall have a period of [***] days from the date of receipt each shipment of Miltenyi Products hereunder to test or cause to be tested the Miltenyi Products supplied under this Agreement. Acceptance testing shall be performed in accordance with the Autolus-approved quality control testing procedures that shall be set forth in the Product Specifications or, the Quality Agreement, as applicable (the “Testing Methods”).

7.2 Rejection. Autolus or its designee shall have the right to reject any shipment of Miltenyi Products that does not conform with the applicable Miltenyi Product Warranty at the time of Delivery when tested in accordance with the Testing Methods (each, a “Rejected Product”). All shipments of Miltenyi Products shall be deemed accepted by Autolus unless Miltenyi receives written notice of rejection from Autolus or its designee (each, a “Rejection Notice”) within such [***]-day period, describing the reasons for the rejection and the non-conforming characteristics of such Rejected Product in reasonable detail. Once a Delivery of Miltenyi Products is accepted or deemed accepted hereunder, Autolus shall have no recourse against Miltenyi in the event any such Miltenyi Product is subsequently deemed unsuitable for use for any reason, except for Miltenyi Product that does not conform to the Miltenyi Product Warranty after said [***]-day period due to a latent defect in the Miltenyi Product that could not be detected through the performance of the Testing Methods.

7.3 Confirmation. After its receipt of a Rejection Notice from Autolus or its designee pursuant to Section 7.2, Miltenyi shall notify Autolus in writing as soon as reasonably practical whether or not it accepts Autolus’ basis for rejection, and Autolus shall reasonably cooperate with Miltenyi in determining in good faith whether such rejection was necessary or justified. Upon Miltenyi’s reasonable request, Autolus shall provide, or cause its designees to provide, (i) evidence of appropriate transport, storage and handling for any Rejected Product in accordance with the storage and handling instructions set forth in the applicable Product Specifications; and (ii) reasonable testing data demonstrating that the Miltenyi Product in question does not conform to the Miltenyi Product Warranty. If the Parties are unable to agree as to whether a shipment of Miltenyi Products supplied by Miltenyi hereunder conforms to the applicable Miltenyi Product Warranty, such question shall be submitted to an independent quality control laboratory mutually agreed upon by the Parties. The findings of such independent quality control laboratory shall be binding upon the Parties. The cost of the independent quality control laboratory shall be borne by the Party whose results are shown by such laboratory to have been incorrect.

7.4 Return or Destruction of Rejected Products. Autolus may not return or destroy any batch of Miltenyi Products until it receives written notification from Miltenyi that Miltenyi does not dispute that such batch fails to conform to the applicable Miltenyi Product Warranty. Miltenyi shall indicate in its notice either that Autolus is authorized to destroy the rejected batch of Miltenyi Products, or that Miltenyi requires return of the rejected Miltenyi Products. Upon written authorization from Miltenyi to do so, Autolus shall

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.2

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Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

promptly destroy the rejected batch of Miltenyi Products and provide Miltenyi with written certification of such destruction. Upon receipt of Miltenyi’s request for return, Autolus shall promptly return the rejected batch of Miltenyi Products to Miltenyi. In each case, Miltenyi shall reimburse Autolus for the documented, reasonable costs associated with the destruction or return of the rejected Miltenyi Products.

7.5 Refund or Replacement. Autolus shall not be required to pay any invoice with respect to any shipment of Miltenyi Products properly rejected pursuant to Section 7.2. Notwithstanding the foregoing, Autolus shall be obligated to pay in full for any rejected shipment of Miltenyi Products that is not returned or destroyed in accordance with Section 7.4 above, and that is subsequently determined to conform to the applicable Miltenyi Product Warranty, irrespective of whether Autolus has already paid Miltenyi for a replacement shipment (but in such event, the replacement shipment shall be Delivered to Autolus). If Autolus pays in full for a shipment of Miltenyi Products and subsequently properly rejects such shipment in accordance with Section 7.2, Autolus shall be entitled, upon confirmation that such shipment failed to conform to the applicable Miltenyi Product Warranty, either, at Autolus’ option: (i) to a refund or credit equal to the purchase price paid with respect to such rejected shipment (including without limitation, taxes paid and shipping expenses); or (ii) to require Miltenyi to promptly replace and Deliver to Autolus an amount of Miltenyi Products that conforms to the requirements of this Agreement at no additional cost to Autolus. Autolus acknowledges and agrees that Autolus’ rights to a refund or credit for, or to receive replacement of, properly rejected shipments of Miltenyi Products hereunder shall be Autolus’ sole and exclusive remedy, and Miltenyi’s sole obligation, with respect to non-conforming Miltenyi Products delivered hereunder.

7.6 Exceptions. Autolus’ rights of rejection, return, refund and replacement set forth in this Article 7 shall not apply to any Miltenyi Product that is non-conforming due to damage (i) caused by Autolus, its Affiliates, Subcontractors, or Licensees or their respective employees or agents, including but not limited to, misuse, neglect, improper storage, transportation or use beyond any dating provided, or (ii) that occurs after Delivery of such Miltenyi Product [***], including any damage caused thereafter by accident, fire or other hazard, and Miltenyi shall have no liability or responsibility to Autolus with respect thereto.

ARTICLE 8 FINANCIAL TERMS

8.1 Upfront Payment. Following execution of this Agreement and within thirty (30) days of Autolus’ receipt of an invoice therefor, and as consideration for (i) the right to use certain Miltenyi Products for human use, including (a) the right to cross-reference to the Master File(s) and (b) Miltenyi’s additional filings in connection with such Master File(s) as described in Article 4; (ii) Miltenyi’s obligation to supply certain Miltenyi Products for human clinical trials and commercialized human use; and (iii) Miltenyi’s support of Autolus’ development and commercialization efforts regarding Autolus Products Autolus will pay to Miltenyi the amount of €[***] (the “Upfront Fee”). [***].

8.2 [***]. Autolus shall reimburse Miltenyi for [***], if any, owed [***] as set forth on Exhibit E, as updated from time to time [***]. If, during the Term of this Agreement, Miltenyi shall be required to obtain additional [***] that give rise to [***] with respect to Autolus’ use of Miltenyi Products, then the Parties shall negotiate in good faith [***].

8.3 Pricing

(a) Purchase Price. In consideration of the supply and Delivery of Miltenyi Products under and in accordance with this Agreement, Autolus shall pay to Miltenyi the purchase prices as set forth on Exhibit F (the “Purchase Price”).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.2

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Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

(b) Discounts. Autolus shall be entitled to a reduction of the Purchase Prices set forth in Exhibit G (collectively, the “Discounts”).

(c) Purchase Price Adjustments. Miltenyi shall be entitled to modify the Purchase Prices for any Miltenyi Product as set forth in Section 8.3(a) above and Exhibit F on or after the commencement of each Contract Year during the Term after [***] in accordance with this Section 8.3(c). Except as provided herein, after application of applicable discounts, any Purchase Price increase shall not exceed [***] and there shall not be more than [***] Purchase Price [***] with respect to the same Miltenyi Product in any given [***] during the Term. Notwithstanding the foregoing, the Purchase Price for any Miltenyi Product may be subject to increase by more than [***] to the extent Miltenyi experiences any documented increase of more than [***] in the cost of any raw materials, packaging and/or other components used in the manufacture of Miltenyi Product. Miltenyi shall, at Autolus’ request, provide reasonable documentation evidencing such changes in production costs. It is however expressly agreed between the Parties that the adjusted Purchase Price charged to Autolus for Miltenyi Product supplied hereunder shall in no event exceed Miltenyi’s then-current list prices for such Miltenyi Product as in effect in the country of destination or use of the applicable Miltenyi Product, as published from time to time in Miltenyi’s applicable product catalogue.

(d) Purchase Price Adjustments resulting from Changes. The Parties acknowledge and agree that the limitations on Purchase Price increases set forth in Section 8.3(c) above shall not apply to Purchase Price adjustments resulting from a Required Change or an Autolus-Requested Change pursuant to Section 3.2 hereof.

8.4 Payment Terms. The payment terms for all payments made by Autolus for purchased Miltenyi Products shall be as follows:

(a) Except as otherwise provided herein, all payments are payable within [***] days of Autolus’ receipt of each invoice corresponding to a shipment of Miltenyi Products by Miltenyi, such invoices to be issued by Miltenyi or the applicable Miltenyi Affiliate in the Territory.

(b) Autolus shall make all payments by wire transfer or electronic fund transfer in immediately available funds to an account designated by Miltenyi or its local Affiliate in the Territory, as applicable. All payments by Autolus to Miltenyi or its Affiliate (as the case may be) under this Agreement shall be made in the local currency that applies to the Miltenyi company that is assigned to fulfill the respective Purchase Order for Miltenyi Products.

(c) All sums payable by Autolus under this Agreement are stated exclusive of sales tax and VAT.

(d) Without prejudice to any other right or remedy available to Miltenyi, Miltenyi reserves the right to assess a late fee equal to [***] per month, or if lower, the maximum amount permitted by Applicable Law, on all undisputed amounts not paid by Autolus when due. Autolus acknowledges that failure by Autolus to comply with its payment obligations in this Article 8 shall constitute a material breach.

(e) Except as expressly provided herein, Autolus shall not exercise any right of setoff, net-out or deduction, take any credit, or otherwise reduce the balance owed to Miltenyi with respect to any payments under this Agreement, unless the Parties otherwise agree or until Autolus has obtained a final and non-appealable judgment against Miltenyi in the amount asserted by Autolus.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.2

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

8.5 Taxes. All payments made under this Agreement shall be free and clear of any and all taxes, duties, levies, fees or other charges, except for withholding taxes. Each Party shall be entitled to deduct from its payment to the other Party under this Agreement the amount of any withholding taxes required to be withheld, to the extent paid to the appropriate governmental authority on behalf of the other Party (and not refunded or reimbursed). Each Party shall deliver to the other Party, upon request, proof of payment of all such withholding taxes. Each Party shall provide reasonable assistance to the other Party in seeking any benefits available to such Party with respect to government tax withholdings by any relevant law, regulation or double tax treaty.

8.6 Right to Suspend. Without prejudice to any other right or remedy available to Miltenyi, Miltenyi shall have the right to suspend its performance under this Agreement if Autolus materially fails to perform its payment obligations under this Agreement. For the avoidance of doubt, the failure by Autolus to make timely payments of any material, undisputed amount due Miltenyi under this Agreement shall constitute a material failure of Autolus to perform its payment obligations under this Agreement. Without prejudice to any other right or remedy available to Autolus, Autolus shall have the right to suspend payment in respect of any service delivered by Miltenyi if and to the extent Miltenyi materially fails to perform its obligations under this Agreement.

ARTICLE 9 INSPECTION

9.1 Facility Audits. Upon commercially reasonable notice (to be provided not less than [***] days in advance) and during Miltenyi’s normal business hours, but not more often than [***] every [***] during the Term of this Agreement, Autolus or Autolus’ Licensees duly authorized representatives may inspect those portions of Miltenyi’s and its Affiliates’ and Subcontractors’ Facilities that are used to manufacture, store or conduct testing of Miltenyi Products to determine compliance with Applicable Laws, Regulatory Laws, Agreed Standards, the Quality Agreement and Product Specifications. Such representatives shall comply with the applicable rules and regulations for workers at such Facilities and shall enter into reasonable confidentiality and non-use agreements if so requested by Miltenyi, as a representative of Autolus or such Licensee (and not in an individual capacity). All audits shall be conducted in a manner that is intended to minimize disruption to the operations at such Facilities. Miltenyi shall promptly address and correct any deficiencies from Agreed Standards identified in connection with such inspections. Notwithstanding anything herein, Autolus or Autolus’ Licensees duly authorized representatives may conduct additional “for cause” audits to investigate a failure or potential failure of Miltenyi to adhere to the Applicable Laws, Regulatory Laws, Agreed Standards, the Quality Agreement or Product Specifications.

9.2 Exempt Documentation. Miltenyi reserves the right, at its sole discretion, to exempt certain documentation from such audit described in Section 9.1 if and to the extent this is reasonably required in order to protect Miltenyi’s trade secrets in Miltenyi Technology and/or other Miltenyi Intellectual Property Rights or Third Party Intellectual Property rights. If such exemption has a material impact on the scope of a representative’s inspection, the Parties shall discuss in good faith other means to provide sufficient information to such representative.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.2

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

9.3 Inspection by Regulatory Authority. Miltenyi shall permit inspections of the Miltenyi Facility by Regulatory Authorities and shall respond to any notices or requests for information by Regulatory Authorities for any import or export license, registration or pending registration for manufacturing of Miltenyi Products during the Term of the Agreement. Miltenyi shall permit representatives of any applicable Regulatory Authority to access, at any reasonable time during normal business hours, any and all relevant records and information, personnel and facilities. To the extent that a Regulatory Authority raises any issue during or following a Regulatory Authority inspection that would prevent or hinder Autolus or its Licensees from using the Miltenyi Product for any Permitted Use, Miltenyi shall promptly advise Autolus in writing of such issue. The Parties shall promptly give written notice to each other in advance of any scheduled inspection of Miltenyi’s Facility by a Regulatory Authority.

9.4 Cost of Audits and Inspections. [***] shall [***] for all [***] of Facility inspections pursuant to Section 9.1 or the inspections by Regulatory Authorities or Miltenyi’s response to requests by Regulatory Authorities pursuant to Section 9.3 insofar as (i) they do not relate to [***], and (ii) they relate to the Miltenyi Products supplied to Autolus and its Affiliates, Subcontractors and/or, Licensees. For clarity, [***] shall not be liable for any costs and expenses incurred by [***] in order to comply with Applicable Laws, Regulatory Laws, Agreed Standards, the Quality Agreement or Product Specifications.

ARTICLE 10 INTELLECTUAL PROPERTY

10.1 Existing Intellectual Property. Except as the Parties may otherwise expressly agree in writing, each Party shall continue to own all rights, including all Intellectual Property Rights, in and title to its Technology existing as of the Effective Date, without conferring any interests therein on the other Party. Without limiting the generality of the preceding sentence, as between the Parties, the Parties acknowledge and agree that (i) Miltenyi owns and shall continue to own all rights (including all Intellectual Property Rights) in the Miltenyi Technology included in the Miltenyi Products supplied to Autolus, and Autolus shall not acquire any right, interest in or title to the Miltenyi Technology by virtue of this Agreement or otherwise, and (ii) Autolus owns or controls and shall continue to own and control all rights (including all Intellectual Property Rights) in Autolus Products (and any Intellectual Property rights thereof), and Miltenyi shall not acquire any right, interest in or title to the Autolus Products (and any Intellectual Property rights thereof) by virtue of this Agreement or otherwise.

10.2 Limited License. Miltenyi hereby grants to Autolus, subject to all the terms and conditions of this Agreement, a non-exclusive right and license under the Miltenyi Technology incorporated or embodied in the Miltenyi Products supplied hereunder, solely to use such Miltenyi Products for the Permitted Use. The foregoing license shall be sub-licensable to Autolus Affiliates, Subcontractors, and Licensees solely in conjunction with the use of such Miltenyi Products for the Permitted Use. The license granted to Autolus under this Section 10.2 conveys no right to Autolus, its Affiliates, Subcontractors or Licensees to use Miltenyi Technology to make or have made Miltenyi Products, or to offer for sale and/or sell any Miltenyi Product to Third Parties.

10.3 Notification. Miltenyi shall promptly notify Autolus in writing of Miltenyi’s receipt of any written claim or demand from any Third Party alleging that the practice of Miltenyi Technology infringes such Third Party’s Intellectual Property Rights, or Miltenyi’s receipt of written notice of the initiation of any legal action or other legal proceeding by any Third Party alleging that the practice of Miltenyi Technology infringes such Third Party’s Intellectual Property Rights.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.2

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

10.4 Disclaimer. Except as otherwise expressly provided herein, nothing contained in this Agreement shall be construed or interpreted, either expressly or by implication, estoppel or otherwise, as: (i) a grant, transfer or other conveyance by either Party to the other of any right, title, license or other interest of any kind in any portion of its Technology or Intellectual Property Rights, or (ii) creating an obligation on the part of either Party to make any such grant, transfer or other conveyance.

ARTICLE 11 WARRANTIES

11.1 Miltenyi Product Warranty. Subject to the limitations set forth herein, Miltenyi warrants and represents to Autolus, as of the Effective Date, that Miltenyi Product Delivered hereunder will:

(1) be manufactured in accordance with all applicable regulatory approvals (if any), Agreed Standards, and Applicable Laws applicable at the place of manufacture;

(2) materially conform to Product Specifications at the time of Delivery and through its assigned expiry date (shelf life);

(3) be supplied under a quality system in accordance and compliance with the Quality Agreement,

(4) not be adulterated or mislabeled under Applicable Laws, and

(5) at the time of Delivery, be free and clear of any lien or encumbrance

(collectively, the “Miltenyi Product Warranty”). The Miltenyi Product Warranty pursuant to Section 11.1 (2) above shall be void with respect to Miltenyi Product that after Delivery is modified or altered, is not stored or handled in accordance with Miltenyi’s handling recommendations, is used in any manner other than that specified by Miltenyi, or is subject to misuse, neglect, or damage from improper treatment. Autolus’ remedies and Miltenyi liability with respect to any breach of this Miltenyi Product Warranty shall be as expressly set forth in Section 7.5 and otherwise in this Agreement.

11.2 Additional Miltenyi Representations, Warranties, and Covenants. Miltenyi further represents and warrants that, as of the Effective Date:

(1) Miltenyi has the full right and power to perform the obligations set forth in this Agreement, and Miltenyi covenants that during the Term of this Agreement it shall not knowingly enter into any obligation owed to a Third Party that would materially impair Miltenyi’s ability to perform its obligations under this Agreement (including Miltenyi’s obligation to supply Miltenyi Products to Autolus);

(2) To Miltenyi’s Knowledge on the Effective Date, Miltenyi owns all right, title, and interest in and to, or otherwise possesses all necessary rights and licenses under, the Miltenyi Technology and the Miltenyi Intellectual Property Rights, to perform its obligations under this Agreement;

(3) To Miltenyi’s Knowledge on the Effective Date, Miltenyi has not received any written communication from any Third Party alleging that the manufacture, use, sale, offer for sale, or import of any Miltenyi Product infringes any Third Party patent or misappropriates any other Third Party Intellectual Property Rights;

(4) To Miltenyi’s Knowledge on the Effective Date, the use of Miltenyi Products applying Miltenyi’s standard procedures in Ex Vivo Cell Processing in the countries listed in Exhibit B does not infringe any Third Party patent or misappropriate any other Third Party Intellectual Property Rights (other than as provided on Exhibit E); and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.2

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

(5) Miltenyi is not aware of any agreement between Miltenyi and a Third Party that would impose any payment obligation on Autolus with respect to the use of Miltenyi Product in connection with the manufacture, use or sale of any Autolus Product, or any Autolus use within the Permitted Use, except as provided in Exhibit F; and

(6) Miltenyi has filed Master Files and/or other regulatory filings with Regulatory Authorities in the countries listed in Exhibit B with respect to specific Miltenyi Products as designated in Exhibit C, Column “Regulatory Status”.

11.3 Autolus Representations, Warranties, and Covenants. Autolus represents, warrants and covenants to Miltenyi that, as of the Effective Date:

(1) Autolus has the scientific, technical and other requisite competencies to determine the suitability of each Miltenyi Product purchased hereunder for the use to which Autolus shall put such Miltenyi Product;

(2) the Product Specifications have been determined by Autolus to be adequate to confirm the suitability of the Miltenyi Product (including its packaging and labelling) for the uses to which such Miltenyi Product shall be put by Autolus;

(3) Autolus shall perform, and shall cause its Affiliates, Subcontractors, and Licensees to perform, sufficient incoming inspection of each supplied Miltenyi Product to comply with its obligations under this Agreement and under all Applicable Laws; and

(4) Autolus shall manufacture (and require and ensure that any Affiliate, Subcontractor or Licensee shall manufacture) Autolus Products using appropriate standards of care and quality (such standards shall not be lower than these used by Autolus in the manufacture of similar products) in accordance with Applicable Laws and all requirements of Regulatory Authorities; and

(5) Autolus shall use, and shall cause its Affiliates, Subcontractors, and Licensees to use, Miltenyi Products in accordance with all Applicable Laws and all requirements of Regulatory Authorities.

11.4 Disclaimer.

(a) EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATIONS OR EXTENDS ANY WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, AND EACH PARTY EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND OF FITNESS FOR A PARTICULAR PURPOSE OR USE, NON-INFRINGEMENT, VALIDITY AND ENFORCEABILITY OF PATENTS, OR THE PROSPECTS OR LIKELIHOOD OF DEVELOPMENT OR COMMERCIAL SUCCESS OF PRODUCT.

(b) Notwithstanding the generality of clause (a) above, Miltenyi hereby expressly disclaims any warranty that (i) the Miltenyi Products shall be suitable for the development or manufacturing of Autolus Product, or (ii) Autolus’ intended use of the Miltenyi Products for the development or manufacturing of Autolus Product shall be approved by any Regulatory Authority, or (iii) the Miltenyi Products shall otherwise be suitable in any respect for a Permitted Use or be commercially exploitable or profitable.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.2

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

(c) Neither Miltenyi nor its Affiliates provide any warranty or assume any liability for Miltenyi Products that are not used in accordance with the terms of this Agreement or the Product Specifications. Miltenyi disclaims any liability for non-compliance of any Miltenyi Product with the warranties provided in Section 11.1 or 11.2 to the extent such non-compliance arises out of any act or omission by Autolus, its Affiliates, Subcontractors or Licensees, or their respective directors, officers, employees, agents, and representatives.

(d) Autolus acknowledges and agrees that [***] does not relate to [***] by Autolus, its Affiliates, Subcontractors, or Licensees within the Permitted Use [***]. Autolus acknowledges that there may be [***] that may be [***] of Miltenyi Products in connection with [***], including the Permitted Use, and Autolus agrees that (i) [***] shall be Autolus’ responsibility, and (ii) [***] with respect to any such [***] Miltenyi Products by Autolus, its Affiliates, Subcontractors, or Licensees.

11.5 Remedies.

(a) For Miltenyi Products rejected for breach of Miltenyi’s Product Warranty in Section 11.1, Miltenyi’s obligations and Autolus’ remedies are set forth in Article 7. [***].

(b) In the event of breach of Miltenyi’s warranties in Section 11.2 due to an actual or alleged [***] due to Miltenyi’s manufacture or sale, or Autolus’ import, export or use of any Miltenyi Product, [***] shall at its option use Commercially Reasonable Efforts to either promptly and diligently [***] (including the [***]) or [***] so that [***], subject to the provisions of Section 3. If [***] or [***], and to the extent [***] reasonably determines, following consultations with [***], that it is obligated to [***] under any [***] in order to [***] with respect to the [***] the applicable Miltenyi Product, then Autolus shall have the right to [***] for such [***] against [***] for the applicable Miltenyi Product (on a product-by-product basis), provided that in no event shall [***] (or the [***]) pursuant to this Section 11.5(b) exceed [***] and, provided further, [***] with reasonably satisfactory evidence of such [***].

(c) Autolus acknowledges and agrees that the foregoing shall be Autolus’ sole remedy and Miltenyi’s sole obligations with respect to claims that any Miltenyi Product fails to comply with the warranties provided in Section 11.1 or 11.2 herein.

ARTICLE 12 LIMITATION OF LIABILITY

12.1 Limitation of Liability. Except for liability for (i) breach of the confidentiality obligations described in Article 14 or (ii) a misappropriation or infringement by a Party of the other Party’s Intellectual Property Rights, or (iii) gross negligence or willful misconduct:

(a) IN NO EVENT SHALL A PARTY BE LIABLE FOR ANY PUNITIVE, EXEMPLARY, INDIRECT, INCIDENTAL, SPECIAL, OR CONSEQUENTIAL DAMAGES OR EXPENSES, INCLUDING LOSS OF PROFITS, REVENUE, DATA, OR USE, WHETHER IN AN ACTION IN CONTRACT OR TORT (INCLUDING ERRORS OR OMISSIONS OR BREACH OF WARRANTY), EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.2

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

(b) EACH PARTY’S MAXIMUM LIABILITY FOR ANY DAMAGES FOR BREACH OF THIS AGREEMENT SHALL BE LIMITED TO DIRECT AND ACTUAL DAMAGES. IN NO ONE EVENT SHALL MILTENYI’S AGGREGATE LIABILITY FOR DAMAGES OR LOSSES UNDER THIS AGREEMENT EXCEED THE GREATER OF (1) THE AGGREGATE AMOUNT OF THE PURCHASE PRICES PAID BY AUTOLUS FOR THE MILTENYI PRODUCT(S) DURING THE TWELVE (12) MONTH PERIOD IMMEDIATELY PRECEDING THE EVENT GIVING RISE TO SUCH LIABILITY, AND (2) THE AMOUNT OF MILTENYI’S INSURANCE COVERAGE FOR SUCH AGGREGATE LIABILITY.

12.2 No Liability for Clinical Trials. Autolus shall have sole responsibility that the any Autolus Product is safe for human use, and Autolus hereby assumes sole risk and liability arising out of or in connection with the use of Autolus Products in clinical trials by or on behalf of Autolus or commercialization of Autolus Products (including product liability with respect thereto).

ARTICLE 13 INDEMNIFICATION; INSURANCE

13.1 Indemnification by Miltenyi. Miltenyi shall save, defend and hold harmless Autolus, its Affiliates, Licensees and Subcontractors and their respective officers, directors, employees, consultants and agents (collectively, “Autolus Indemnitees”) from and against any and all liability, damage, loss or expense (collectively, “Losses”) to which any such Autolus Indemnitee may become subject as a result of any claim, demand, action or other proceeding by any Third Party to the extent such Losses arise out of: (i) the material breach by Miltenyi of any representation, warranty, covenant or agreement made by it under this Agreement; or (ii) the gross negligence or willful misconduct of any Miltenyi Indemnitee (as defined below); except, in each case, to the extent that such Losses result from the material breach by Autolus of any representation, warranty, covenant or agreement made by it under this Agreement or the gross negligence or willful misconduct of any Autolus Indemnitee. In the event Autolus seeks indemnification under this Section 13.1, Autolus shall (a) notify Miltenyi in writing of such Third Party claim as soon as reasonably practicable after it receives notice of the claim, (b) provided that Miltenyi is not contesting the indemnity obligation, permit Miltenyi to assume direction and control of the defense of the claim (including the right to settle the claim solely for monetary consideration), provided further that Miltenyi shall act reasonably and in good faith with respect to all matters relating to the settlement or disposition of any claim as the settlement or disposition relates to parties being indemnified under this Section 13.1, and (c) cooperate as requested (at Miltenyi’s expense) in the defense of the claim; but provided always that Miltenyi may not settle any such claim or otherwise consent to an adverse judgment or order in any relevant action or other proceeding or make any admission as to liability or fault without the prior express written permission of Autolus.

13.2 Indemnification by Autolus. Autolus shall save, defend and hold harmless Miltenyi, its Affiliates, Subcontractors and its officers, directors, employees, consultants and agents (collectively, “Miltenyi Indemnitees”) from and against any and all Losses to which any such Miltenyi Indemnitee may become subject as a result of any claim, demand, action or other proceeding by any Third Party to the extent such Losses arise out of: (i) the material breach by Autolus of any representation, warranty, covenant or agreement made by it under this Agreement; (ii) the gross negligence or willful misconduct of any Autolus Indemnitee (as defined above); or (iii) the development, manufacture, use, handling, storage, sale or other disposition of any Autolus Product by or on behalf of Autolus; except, in each case, to the extent such Losses result from the material breach by Miltenyi of any representation, warranty, covenant or agreement made by it under this Agreement or the gross negligence or willful misconduct of any Miltenyi Indemnitee. In the event Miltenyi seeks indemnification under this Section 13.2, Miltenyi shall (a) notify Autolus in writing of such Third Party claim as soon as reasonably practicable after it receives notice of the claim, and (b) provided that Autolus is not contesting the indemnity obligation, permit Autolus to assume direction and control of the

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.2

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

defense of the claim (including the right to settle the claim solely for monetary consideration), provided further that Autolus shall act reasonably and in good faith with respect to all matters relating to the settlement or disposition of any claim as the settlement or disposition relates to parties being indemnified under this Section 13.2, and (c) cooperate as requested (at Autolus’ expense) in the defense of the claim; but provided always that Autolus may not settle any such claim or otherwise consent to an adverse judgment or order in any relevant action or other proceeding or make any admission as to liability or fault without the prior express written permission of Miltenyi.

13.3 Survival of Indemnification Obligations. The provisions of this Article 13 shall survive the expiration or termination of this Agreement for any reason whatsoever.

13.4 Insurance. Each Party shall maintain at its sole cost and expense, an adequate amount of commercial general liability and product liability insurance throughout the Term and for a period of five (5) years thereafter, to protect against potential liabilities and risk arising out of products supplied or activities to be performed under this Agreement and any Quality Agreement related hereto upon such terms (including coverages, deductible limits and self-insured retentions) as are customary in the industry for the products supplied or activities to be conducted by such Party under this Agreement. Subject to the preceding sentence, such Autolus liability insurance or self-insurance program shall insure against personal injury, physical injury or property damage arising out of the pre-clinical, clinical and commercial manufacture, sale, use, distribution or marketing of Autolus Product, and such Miltenyi liability insurance or self-insurance program shall insure against personal injury, physical injury or property damage arising out of use of a Miltenyi Product in the manufacture of a Autolus Product. In addition, from time to time during the Term, each Party shall increase their levels of insurance coverage if reasonably deemed prudent by such Party in light of the overall products supplied and/or activities performed under this Agreement. Each Party shall provide the other Party with written proof of the existence of such insurance upon reasonable written request.

ARTICLE 14 CONFIDENTIALITY

14.1 Definition. As used in this Agreement, the term “Confidential Information” means any information disclosed by one Party (the “Disclosing Party”) to the other Party (the “Receiving Party”) pursuant to this Agreement which is (a) in written, graphic, machine readable or other tangible form and is marked “Confidential”, “Proprietary” or in some other manner to indicate its confidential nature, or (b) oral information disclosed by one Party to the other Party pursuant to this Agreement, provided that such information is designated as confidential at the time of disclosure and reduced to a written summary by the Disclosing Party, within [***] calendar days after its oral disclosure, which is marked in a manner to indicate its confidential nature and delivered to the Receiving Party. Notwithstanding the foregoing, the Disclosing Party’s failure to so mark any of its Confidential Information, whether disclosed in written, graphic, machine readable or other tangible form, or its failure to designate as confidential and reduce to writing any Confidential Information disclosed orally, shall not relieve the Receiving Party of its obligations hereunder with respect to such Confidential Information if its confidential nature would be apparent to a reasonable person in the biotechnology or biopharmaceutical industry, based on the subject matter of such Confidential Information or the circumstances under which it is disclosed.

14.2 Non-Disclosure and Non-Use. During the Term and for [***] years thereafter, each of Miltenyi and Autolus shall keep Confidential Information of the other Party in strict confidence and shall not (i) use the other Party’s Confidential Information for any use or purpose except as expressly permitted under this Agreement, the Quality Agreement or as otherwise authorized in writing in advance by the other Party,

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.2

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

or (ii) disclose the other Party’s Confidential Information to anyone other than those of its Affiliates, Subcontractors, directors, officers, employees, agents, contractors, collaborators and consultants, and in the case of Autolus, its Licensees (collectively, “Authorized Representatives”) who need to know such Confidential Information for a use or purpose expressly permitted under this Agreement. Each Receiving Party shall take reasonable measures to protect the secrecy of and avoid disclosure and unauthorized use of the Confidential Information of the Disclosing Party. Without limiting the foregoing, each Receiving Party shall take at least those measures that it takes to protect its own confidential information of a similar nature and shall ensure that any Authorized Representative of the Receiving Party who is permitted access to Confidential Information of the Disclosing Party pursuant to clause (ii) in the first sentence of this Section 14.2 is contractually or legally bound by obligations of non-disclosure and non-use in scope and content at least as protective of the Disclosing Party’s Confidential Information as the provisions hereof prior to any disclosure of the Disclosing Party’s Confidential Information to such Authorized Representative. The Receiving Party shall be responsible for any breach of this Agreement by its Authorized Representatives.

14.3 Exceptions. Notwithstanding the above, a Receiving Party shall have no obligations under this Article 14 with regard to any information of the Disclosing Party which the Receiving Party can demonstrate: (a) was generally known and available in the public domain at the time it was disclosed to the Receiving Party or becomes generally known and available in the public domain through no act or omission of the Receiving Party or its Authorized Representatives; (b) can be documented as previously known by the Receiving Party prior to disclosure thereof by the Disclosing Party; (c) is disclosed with the prior written approval of the Disclosing Party; (d) was independently developed by the Receiving Party without any use of the Disclosing Party’s Confidential Information; or (e) becomes known to the Receiving Party on a non-confidential basis from a source other than the Disclosing Party without breach of this Agreement by the Receiving Party.

14.4 Permitted Disclosure.

(a) Compelled Disclosure. Notwithstanding the provisions of this Article 14, nothing in this Agreement shall prevent the Receiving Party from disclosing Confidential Information of the Disclosing Party to the extent the Receiving Party is legally required or compelled to do so by any governmental investigative or judicial agency or body pursuant to proceedings over which such agency or body has jurisdiction; provided, however, that prior to making any such required or compelled disclosure, the Receiving Party shall: (i) assert the confidential nature of the Confidential Information to such agency or body; (ii) promptly notify the Disclosing Party in writing of such order or requirement to disclose; and (iii) cooperate fully with the Disclosing Party in protecting against or limiting any such disclosure and/or obtaining a protective order, confidential treatment and/or any other remedy narrowing the scope of the required or compelled disclosure and protecting its confidentiality. In the event that a protective order, confidential treatment and/or other remedy is not obtained, or if the Disclosing Party waives compliance with the provisions of this Agreement as applied to such required or compelled disclosure, then the Receiving Party may, without liability, disclose the Disclosing Party’s Confidential Information to the extent that it is legally required or compelled to disclose. The Receiving Party shall furnish only that portion of the Disclosing Party’s Confidential Information that is legally required to disclose and shall make all reasonable and diligent efforts to obtain reliable assurances that confidential treatment shall be afforded to Confidential Information so disclosed.

(b) Authorized Disclosure. Notwithstanding the provisions of this Article 14, each Party may disclose the terms of this Agreement (i) in connection with the requirements of an initial public offering or securities filing; (ii) in confidence, to accountants, attorneys, other professional advisors, banks, and financing sources and their advisors; (iii) in confidence, in connection with the enforcement of this Agreement or rights under this Agreement; or (iv) in confidence, in connection with a merger or acquisition or proposed merger or acquisition, or a sale or proposed sale of its assets or business, or the like.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.2

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14.5 Publicity. Each Party may disclose the existence of this Agreement, but agrees that the terms and conditions of this Agreement shall be treated as Confidential Information of the other Party. Except as otherwise required by Applicable Laws or regulations, neither Party shall make any public announcement or press release regarding this Agreement or any terms thereof, or otherwise use the name, logos, trademarks or products of the other Party in any publication, without the other Party’s express prior written consent. Notwithstanding the preceding sentence, the Parties agree to issue a press release following the execution of this Agreement substantially in the form as attached in Exhibit G.

14.6 Remedies. The Parties acknowledge and agree that the provisions of this Article 14 are necessary for the protection of the business and goodwill of the Parties and are considered by the Parties to be reasonable for such purpose. Each Party agrees that any violation of this Article 14 by it or its Affiliate, or Subcontractors may cause substantial and irreparable harm to the other Party and, therefore, in the event of any violation or threatened violation of this Article 14 by the Receiving Party, the Disclosing Party shall be entitled to seek specific performance and other injunctive and equitable relief in addition to any other legal remedies available.

ARTICLE 15 TERM AND TERMINATION

15.1 Term. This Agreement shall enter into force on the Effective Date. The Agreement shall have an initial term of ten (10) years commencing from the Effective Date and ending on the tenth (10th) anniversary thereof (the “Initial Term”), unless earlier terminated by either Party in accordance with the provisions of Section 15.2 or Section 15.3. Autolus shall have two (2) consecutive separate options to extend the Term for successive renewal terms of five (5) years each (each, a “Renewal Term”, and collectively with the Initial Term, the “Term”). Provided Autolus is not then in default with its material obligations hereunder, Autolus may exercise each such renewal option by giving written notice to Miltenyi not later than six (6) months prior to the expiration of the current Term.

15.2 Termination for Cause. Notwithstanding Section 15.1 either Party may, in addition to any other remedies available to it under this Agreement or by law, terminate this Agreement as follows:

(a) Termination for Material Breach. A Party may terminate this Agreement by providing written notice to the other Party describing the other Party’s breach and demanding its cure, in the event that the other Party breaches a material provision of this Agreement and fails to cure such breach within [***] of receipt of such notice of the breach or, if the breach is not susceptible to cure within [***] period, if the other (breaching) Party fails to submit to the notifying Party and to implement within such [***] period a written remedial action plan reasonably satisfactory to the notifying Party that sets out appropriate corrective action for remedying such breach promptly after such [***] period expires.

(b) Termination for Bankruptcy or Insolvency. A Party may terminate this Agreement upon [***] written notice to the other Party in the event the other Party shall have become insolvent or bankrupt, or shall have made an assignment for the benefit of its creditors, or there shall have been appointed a trustee or receiver of the other Party, or if any case or proceeding shall have been commenced or other action taken by or against the other Party in bankruptcy or seeking reorganization, liquidation, dissolution, winding-up, arrangement, composition or readjustment of its debts or any relief under any bankruptcy, insolvency, reorganization or other similar act or law of any jurisdiction now or hereinafter in effect that is not dismissed within [***] after commencement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.2

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(c) Termination for Force Majeure. A Party may terminate this Agreement upon providing written notice to the other Party if the other Party is affected by a Force Majeure event which cannot be removed, overcome or abated within [***] continuous months (or within such other period as the Parties jointly shall agree in writing) from the initial date of such Force Majeure event.

15.3 Discontinuance or Suspension of Autolus Product Program. Autolus may terminate this Agreement upon [***] written notice to Miltenyi if Autolus, in its sole and absolute discretion, discontinues or indefinitely suspends the development and/or commercialization of the Autolus Products. Upon the termination of this Agreement pursuant to this Section 15.3, Autolus’ sole obligation shall be for it to make payment of all amounts payable for Miltenyi Product ordered prior to the effective date of such termination, including any Purchase Order to be made by Autolus in connection with Autolus’ then-outstanding obligation to purchase quantities of Miltenyi Product forecasted with respect to an applicable Firm Zone. For clarity, termination of this Agreement pursuant to this Section 15.3 shall not release Autolus from its payment obligations with respect to the quantities set forth in any Purchase Orders or quantities forecasted for any Firm Zone.

15.4 De Minimis Purchases. In the event Autolus’ aggregate purchases of Miltenyi Products from Miltenyi under this Agreement in any Calendar Year during the Term is less than €[***] ([***] Euros) or in the aggregate over any [***] consecutive Calendar Years during the Term is less than €[***] ([***] Euros) (the “[***]”), then Miltenyi shall provide written notice to Autolus of such shortfall. Autolus shall have [***] days to tender a firm Purchase Order for the purchase of such shortfall to satisfy [***] set forth above. If Autolus fails to tender such Purchase Order and has not otherwise met the [***] within said [***]-day period, then Miltenyi, in its sole discretion, effective immediately upon Autolus’ receipt of notice of Miltenyi’s election to do so and during the remainder of the Term, shall have no obligation to Autolus under this Agreement:

(1) not to discontinue the supply of any particular Miltenyi Product;

(2) to use Commercially Reasonable Efforts to ensure continuous supply of Miltenyi Products to Autolus in accordance with Forecasts provided by or on behalf of Autolus;

(3) to provide Regulatory Work in accordance with Section 4.3.

[***] referred to above shall include the quantities of Miltenyi Product(s) ordered by Autolus in accordance with applicable Forecasts that could not be supplied by Miltenyi.

15.5 Expiration or termination of this Agreement for any reason shall not release either Party from liability accrued under this Agreement prior to such expiration or termination, nor preclude either Party from pursuing any rights or remedies accrued prior to such expiration or termination or accrued at law or in equity with respect to any breach of this Agreement.

15.6 The termination of this Agreement shall not operate to relieve Autolus from its obligation to pay (a) the Purchase Price of all quantities of Miltenyi Products (i) delivered in accordance with this Agreement and the applicable Quality Agreement up to the effective date of termination and (ii) to be

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.2

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delivered under outstanding Purchase Orders accepted by Miltenyi prior to the date of notice of termination (including the Ordered Quantities) or (iii) forecasted for any Firm Zone in the most recent applicable Monthly Forecast; and (b) all other fees and/or expenses owed to Miltenyi in accordance with this Agreement and the applicable Quality Agreement prior to the date of notice of termination; provided, however, that in the event of termination of this Agreement by Autolus pursuant to Section 15.2 (Termination for Cause), Autolus shall not be responsible for payments relating to any portion of the Forecast applicable to any period after the effective date of termination.

15.7 Post Termination. Upon the termination or expiry of this Agreement, each Party shall promptly return to the other Party or destroy, at the other Party’s request,

(a) any and all Confidential Information of the other Party then in its possession or control, except if such information is covered under surviving license rights, and further provided that each Party may keep one (1) copy of such information in its legal archives solely for regulatory compliance purposes and in order to determine its ongoing obligations hereunder; and

(b) any and all remaining materials and capital equipment of the other Party then in its possession or control.

15.8 Survival. Other than obligations which have accrued and are outstanding as of the date of any expiration or termination of this Agreement, and except as otherwise expressly provided in this Agreement or the Quality Agreement or as otherwise mutually agreed by the Parties in writing, all rights granted and obligations undertaken by the Parties hereunder shall terminate immediately upon the termination or expiration of this Agreement, subject to Section 15.5 above and except for the following which shall survive according to their terms: Section 2.2 (Permitted Use); Section 2.7 (Subcontracting by Autolus); Article 10 (Intellectual Property); Article 11 (Warranty); Article 12 (Limitation of Liability); Article 13 (Indemnification); Article 14 (Confidentiality and Non-disclosure); Section 15.5 (Post-termination); Section 15.8 (Survival); Article 16 (Notices); Article 17 (Assignment); Article 19 (Dispute Resolution and Applicable Law); and Article 20 (Miscellaneous); and any and all rights and obligations of the Parties thereunder, as well as any other provision hereunder which by its nature is intended to survive expiration or termination of this Agreement.

ARTICLE 16 NOTICES.

All notices, demands, requests, consents, approval and other communications required or permitted to be given under this Agreement shall be in writing and will be delivered personally, or mailed by registered or certified mail, return receipt requested, postage prepaid or sent by reputable overnight courier service or by telecopy, confirmed by mailing as described above at the address set forth below or to such other address as any Party may give to the other Party in writing for such purpose in accordance with this Article 16:

If to Miltenyi:	Miltenyi Biotec GmbH
Friedrich-Ebert-Str. 68 51429 Bergisch Gladbach
Germany
Attn: Managing Director
Fax: [***]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.2

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With copy to (for legal matters):
Miltenyi Biotec GmbH
Friedrich-Ebert-Str. 68 51429 Bergisch Gladbach
Germany
Attn: General Counsel
Fax: [***]

If to Autolus	Autolus Limited
58 Wood Lane
Forest House, 58 Wood Lane
London, W12 7RZ, UK
Attn: Chief Executive Officer

With a copy to (for legal matters):
58 Wood Lane
Forest House, 58 Wood Lane
London, W12 7RZ, UK
Attn: General Counsel

All such communications, if personally delivered on a Day, shall be conclusively deemed to have been received by a Party hereto and to be effective when so delivered, or if sent by telecopy on the Day on which transmitted and confirmation of transmission is received, or if sent by overnight courier service, on the earlier of the Day when confirmation of delivery is provided by such service or when actually received by such Party, or if sent by certified or registered mail, on the third Day after the Day on which deposited in the mail. Each Party shall use commercially reasonable efforts to provide additional notice by email but the failure to provide such notice shall not affect the validity of any such notice. Either Party may change its address by giving the other notice thereof in the manner provided herein.

ARTICLE 17 ASSIGNMENT AND CHANGE OF CONTROL

17.1 Assignment. This Agreement shall not be assignable, pledged or otherwise transferred, nor may any right or obligations hereunder be assigned, pledged or transferred, by either Party to any Third Party without the prior written consent of the other Party, which consent, in the event of a financing transaction by the Party asking for consent, shall not be unreasonably withheld, conditioned or delayed by the other Party; except either Party may assign or otherwise transfer this Agreement without the consent of the other Party to an entity that acquires all or substantially all of the business or assets of the assigning Party relating to the subject matter of this Agreement, whether by merger, acquisition or otherwise; provided that intellectual property rights that are owned or held by the acquiring entity or person to such transaction (if other than one of the Parties to this Agreement) shall not be included in the technology licensed hereunder. In addition, either Party shall have the right to assign or otherwise transfer this Agreement to an Affiliate upon written notice to the non-assigning Party; provided, however, the assigning or transferring Party shall continue to

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.2

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remain liable for the performance of this Agreement by such Affiliate. Nothing herein shall be deemed to prohibit Miltenyi or any of its Affiliates from granting a security interest in this Agreement and any rights hereunder to any Third Party in connection with any financing transaction to the extent provided under (and subject to the restrictions on the rights of secured parties contained in) Applicable Laws. In addition, Miltenyi or any Affiliate of Miltenyi shall have the right to sell, assign, pledge or otherwise transfer any accounts and payment intangibles in connection with any financing transaction. Subject to the foregoing, this Agreement shall inure to the benefit of each Party, its successors and permitted assigns. Any assignment of this Agreement in contravention of this Article 17 shall be null and void.

17.2 Change of Control. Each Party (the “Acquired Party”) shall provide written notice to the other of a Change of Control of the Acquired Party or the Acquired Party’s parent (if any) and the details of the acquirer (the “New Owner”) as soon as the Change of Control can be legally disclosed. Within [***] days of a Change of Control of the Acquired Party being disclosed, the other Party (the “Requesting Party”) may request from the New Owner confirmation in writing that it assumes in full the obligations and rights of the Acquired Party with respect to the supply of Miltenyi Product hereunder. In the event that the New Owner fails to provide such confirmation to the Requesting Party within [***] days of receipt of a properly submitted request therefor, the Requesting Party may terminate this Agreement with immediate effect upon giving written notice to the Acquired Party. For clarity, the foregoing termination right shall be in addition to, and without limitation to, any other remedies available to the Requesting Party in the event of a [***] pursuant to Section 6.8 (b) or a breach pursuant to Section 11.5 of this Agreement. If the Change of Control occurs prior to the delivery by Autolus of the first Commercial Phase Notice, the Parties shall, at the request of Autolus, enter into negotiations regarding [***] terms as set forth in Section 6.8.

ARTICLE 18 FORCE MAJEURE

18.1 Neither Party shall be liable to the other Party on account of any loss or damage resulting from any delay or failure to perform all or any part of this Agreement if such delay or failure is caused, in whole or in part, by events, occurrences, or causes beyond the reasonable control and without negligence of the Parties (“Force Majeure Event”). Such events, occurrences, or causes shall include acts of God, strikes, lockouts, acts of war, riots, civil commotion, terrorist acts, epidemic, failure or default of public utilities or common carriers, destruction of facilities or materials by fire, explosion, earthquake, storm or the like catastrophe, and failure of plant or machinery (provided that such failure could not have been prevented by the exercise of skill, diligence and prudence that would be reasonably and ordinarily expected from a skilled and experienced person engaged in the same type of undertaking under the same or similar circumstances), but the inability to meet financial obligations is expressly excluded.

18.2 The Party affected by Force Majeure Event shall inform promptly the other Party in writing of the Force Majeure Event’s occurrence, anticipated duration and cessation. The Party giving such notice shall thereupon be excused from such of its obligations hereunder as it is thereby disabled from performing for so long as it is so disabled, provided, however, that such affected Party commences and continues to take reasonable and diligent actions to cure such cause.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.2

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ARTICLE 19 APPLICABLE LAWS; JURISDICTION

19.1 Governing Law. This Agreement shall be governed in all respects by, and construed and enforced in accordance with, the substantive laws of Germany, without regard to the conflict of law provisions thereof or the United Nations Convention on Contracts for the International Sale of Goods; provided, however, that any dispute relating to the scope, validity, enforceability or infringement of any Intellectual Property shall be governed by, and construed and enforced in accordance with, the substantive laws of the jurisdiction in which such Intellectual Property applies.

19.2 Dispute Resolution Procedures. Should any dispute, claim or controversy arise between the Parties relating to the validity, interpretation, performance, termination or breach of this Agreement (collectively, a “Dispute”), the Parties shall use their best efforts to resolve the Dispute by good faith negotiations, first between their respective representatives directly involved in that Dispute and then, if necessary, between senior representatives for the Parties. Any such Dispute not satisfactorily settled by negotiation, after [***], shall be brought exclusively in the courts of competent jurisdiction located in Cologne, Germany; provided that nothing in this Section 19.2 shall preclude either Party from seeking injunctive relief in any court of competent jurisdiction in accordance with Section 19.3below.

19.3 Injunctive Relief. Each Party acknowledges that its breach of its obligations under this Agreement may result in immediate and irreparable harm to the other Party, for which there shall be no adequate remedy at law. Therefore, in the event of a breach or threatened breach, the non-breaching Party may, in addition to other remedies, immediately seek from any court of competent jurisdiction injunctive relief (including a temporary restraining order, preliminary injunction or other interim equitable relief) prohibiting the breach or threatened breach or compelling specific performance, without the necessity of proving actual damages. Such right to injunctive relief as provided for in this paragraph is in addition to, and is not in limitation of, whatever remedies either Party may be entitled to as a matter of law or equity, including money damages. The Parties agree to waive the requirement of posting a bond in connection with a court’s issuance of an injunction.

ARTICLE 20 MISCELLANEOUS

20.1 Governing Further Actions. Each Party shall execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of the Agreement.

20.2 Independent Contractors. The relationship between Miltenyi and Autolus created by this Agreement is one of independent contractors. Neither Party shall have the power or authority to bind or obligate the other Party, or purport to take on any obligation or responsibility, or make any representations, warranties, guarantees or endorsements to anyone, on behalf of the other Party, except as expressly permitted in this Agreement.

20.3 Entire Agreement. This Agreement (including all Exhibits attached hereto, which are incorporated herein by reference, and as amended from time to time in accordance with the provisions hereof) and any Quality Agreement(s) sets forth all of the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties hereto with respect to the subject matter hereof, and constitutes and contains the complete, final, and exclusive understanding and agreement of the Parties with respect to the subject matter hereof, and cancels, supersedes and terminates all prior agreements and understanding between the Parties with respect to the subject matter hereof. There are no covenants, promises, agreements, warranties, representations conditions or understandings, whether oral or written, between the Parties other than as set forth herein or in a Quality Agreement. No subsequent alteration, amendment, change or addition to this Agreement (including all Exhibits attached hereto) shall be binding upon the Parties hereto unless reduced to writing and signed by the respective authorized officers of the Parties.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.2

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20.4 Severability and Headings. If any term, condition or provision of this Agreement is held to be invalid, unlawful or unenforceable to any extent by a court of competent jurisdiction, then the Parties shall negotiate in good faith a substitute, valid and enforceable provision that most nearly effects the Parties’ intent and to be bound by mutually agreed substitute provision. If the Parties fail to agree on such an amendment, such invalid term, condition or provision shall be severed from the remaining terms, conditions and provisions, which shall continue to be valid and enforceable to the fullest extent permitted by law. Headings used in this Agreement are provided for convenience only, and shall not in any way affect the meaning or interpretation of this Agreement.

20.5 No Waiver. Any waiver of the provisions of this Agreement or of a Party’s rights or remedies under this Agreement must be in writing to be effective. Failure, neglect or delay by a Party to enforce the provisions of this Agreement or its rights or remedies at any time, shall not be construed as a waiver of such Party’s rights under this Agreement and shall not in any way affect the validity of the whole or any part of this Agreement or prejudice such Party’s right to take subsequent action. No exercise or enforcement by either Party of any right or remedy under this Agreement shall preclude the enforcement by such Party of any other right or remedy under this Agreement or that such Party is entitled by law to enforce.

20.6 Negotiated Terms. The Parties agree that the terms and conditions of this Agreement are the result of negotiations between the Parties and that this Agreement shall not be construed in favor of or against any Party by reason of the extent to which any Party or its professional advisors participated in the preparation of this Agreement.

20.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which need not contain the signature of more than one Party but all such counterparts taken together shall constitute one and the same agreement, and may be executed through exchange of original signatures, electronic copies (PDF) or facsimiles.

[Remainder of this page intentionally left blank. Signature page follows.]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.2

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IN WITNESS WHEREOF, the Parties, having read the terms of this Agreement and intending to be legally bound thereby, do hereby execute this Agreement.

MILTENYI BIOTEC GMBH

By:	/s/ Stefan Miltenyi
Name:	Stefan Miltenyi
Title:	Founder & President

AUTOLUS LTD.

By:	/s/ Matthias Alder
Name:	Matthias Alder
Title:	SVP, CBO & GC

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.2

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EXHIBIT A List of Autolus Products

Autolus Product Name	Indication
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.2

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EXHIBIT B List of Countries with Master Files [***]

List of countries with existing Master Files for Miltenyi Products on Effective Date:

[***]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.2

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EXHIBIT C List of Miltenyi Products

[***]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.2

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EXHIBIT D Licensees

[***]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.2

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EXHIBIT E Third Party Licenses

[***]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.2

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EXHIBIT F Purchase Prices

[***]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.2

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EXHIBIT G Discount

[***]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.